united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22208

Valued Advisers Trust

(Exact name of registrant as specified in charter)

Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246

(Address of principal executive offices) (Zip code)

Ultimus Fund Solutions, LLC

Attn: Zachary Richmond

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

(Name and address of agent for service)

Registrant's telephone number, including area code: 513-587-3400

Date of fiscal year end: 5/31

Date of reporting period: 5/31/2023

Item 1. Reports to Stockholders.

(a)

BFS Equity Fund

ANNUAL REPORT

May 31, 2023

185 Asylum Street • City Place II • Hartford, CT 06103 • (855) 575-2430

BFS Equity Fund
Letter to Shareholders (Unaudited)
May 31, 2023

Dear Shareholders,

This annual report covers the period June 1, 2022, through May 31, 2023 – the BFS Equity Fund’s ninth full fiscal year.

The BFS Equity Fund (the “Fund”) was launched almost ten years ago on November 8, 2013, with initial funds from investors of $1.1 million. On June 1, 2022, at the start of the Fund’s fiscal year, the Fund had net assets of $46.8 million. During the fiscal year, the Fund’s net assets declined very modestly to $45.6 million. As of May 31, 2023, there were approximately 735 investors in the Fund.

The BFS Equity Fund generated a net return of -0.94% for the fiscal year commencing June 1, 2022, and ending May 31, 2023. For the three-year period commencing June 1, 2020, and ending May 31, 2023, the Fund achieved an annualized total return of 8.33%; and for the five-year period commencing June 1, 2018, and ending May 31, 2023, the Fund achieved an annualized total return of 7.63%.

Given the very unsettled economic outlook, it is important to reiterate our belief that, now more than ever, our investment strategy of investing in quality growth stocks purchased with a risk-mitigating approach and positioned to provide a margin of safety in the case of economic or market weakness is effective over the longer term. We believe the Fund’s ownership of shares in quality companies with sound business models, strong brands, good balance sheets, professional management, and robust cash flow should be able to withstand market corrections, even bear markets, and perform well over the long term.

This report includes an extensive commentary from the Lead Portfolio Manager, Rob Bradley.

We thank you for the trust that you have placed in us to manage your money.

Sincerely,

Galan G. Daukas President and CEO

Bradley, Foster & Sargent, Inc.

1

BFS Equity Fund
Portfolio Manager’s Letter (Unaudited)
May 31, 2023

The BFS Equity Fund celebrated its ninth anniversary last fall. As of the close of the Fund’s fiscal year on May 31, 2023, Fund assets were $45.6 million. The price per share of the Fund has grown from $10 at its inception to $18.14 on May 31, 2023 – a compound annual growth rate (including dividends paid) of 8.55%. Our number of shareholders is approximately 735, primarily clients, families, and friends of Bradley, Foster & Sargent, as well as principals of the firm.

The performance of the Fund for the year ended May 31, 2023 was -0.94%, compared to the total return for the Dow Jones Industrial Average (“Dow Jones”) of 1.96% and the S&P 500® Index (“S&P 500”) of 2.92% for the period. It is the goal of the Fund’s portfolio managers to overcome this underperformance vs the S&P 500 over the coming years.

The long bull market that commenced in March 2009 ended in 2022. The main cause of the bear market was the Federal Reserve Bank’s (the “Fed”) actions in raising the Fed Funds rate seven times in 2022 to curb inflation. At the start of 2022, the Fed Funds rate was zero to 0.25%. At the close of the year, it was 4.25%-4.50%. While corporate earnings held up reasonably well in 2022, there was a significant compression in the stock market’s valuation during the year (especially for long-duration growth stocks). Bond prices also dropped materially.

In 2022, the total return of the technology-heavy Nasdaq Composite (“Nasdaq”) declined -32.54%, while the total return of the S&P 500 was -18.11%. The Fund’s total return was down -18.54% – modestly lower than the S&P 500. The total return of the more value-oriented Dow Jones was down only -6.89%.

During the first five months of 2023, the Nasdaq and the S&P 500 have rebounded nicely, as investors seem to believe that inflation will return to the 2%-3% level this year, allowing the Federal Reserve to cut interest rates. Nasdaq’s total return for the five-month period was 24.06%, while the S&P 500’s total return was 9.65%. However, the S&P 500’s total return is distorted by the heavy weighting of the FANG (e.g. digital technology companies that generate a significant portion of U.S. gross domestic product) + Microsoft + NVIDIA in the index. The total return of the S&P 500® Equal Weight Index for the first five months of 2023 was actually down -0.63%, while the total return of the Dow Jones was up only 0.25% for this period. For this period, the Fund’s total return, 3.07%, outperformed both the Dow Jones and the S&P 500® Equal Weight Index.

INVESTMENT COMMENTARY

As indicated above, the Fund’s total return for the Fund’s fiscal year ending May 31, 2023 was -0.94%. The most profitable sector by far was the Technology sector, which was up 21.8%. This sector in the S&P 500 was up only 19.3% for the fiscal year. The sectors which

2

BFS Equity Fund
Portfolio Manager’s Letter (Unaudited) (continued)
May 31, 2023

were the major detractors in terms of absolute performance were the Industrial, Energy, Health Care, and Materials sectors.

The stock that contributed most to absolute performance was Microsoft (21.9%), followed closely by Oracle (27.2%) and Apple (19.6%). In the Communication Services sector, Alphabet was a major contributor in absolute terms (8.0%). In the Consumer Discretionary sector, the homebuilder D.R. Horton contributed nicely to absolute performance (43.7%). In the Consumer Staples sector, Costco was again a standout (10.6%).

The key detractors from the absolute performance of the Fund were the following: ConocoPhillips, which had a weighting of more than 3% in the Fund (-11.4%), Sherwin-Williams (-15.3%), Danaher (-12.6%), and Wells Fargo (-25.0%).

Regarding relative performance, the Fund’s total return for the year was -0.94%, below the S&P 500’s total return of 2.92%. This underperformance was mainly due to the Fund being significantly underweight in the Technology sector (11% vs 22% for the S&P 500). Thus, despite the Fund’s outperformance in this sector vs the S&P 500 (21.8% vs 19.3%), the underweighting detracted several percentage points from the relative performance compared with the S&P 500. Security selection in the Industrial sector (FedEx, Caterpillar, and SS&C Technologies), and Materials sector (Agnico Eagle, Freeport McMoRan and Ecolab) detracted from relative performance. Positive security selection in the Consumer Staples (Costco) and Financials (Marsh & McLennan) sectors helped to mitigate the underperformance.

Our five largest equity positions at the end of the fiscal year are in this order: Microsoft, Alphabet, Apple, UnitedHealth Group, and ConocoPhillips, which in total accounted for 24.4% of the overall portfolio. Our top ten holdings are responsible for roughly 38% of our total portfolio of thirty-nine stocks.

STOCK MARKET OUTLOOK

The widespread belief that inflation is being brought under control and will continue its downward trajectory and that the Federal Reserve is close to the end of its rate hikes are the main reasons for the stock market’s rebound thus far in 2023. Lower interest rates usually cause an increase in the valuation (price-earnings or P/E ratio) of the stock market. At the start of 2023, the P/E ratio on the forward operating earnings was approximately 17.5; at the end of May 2022, the P/E ratio had risen to 19.5. However, if inflation proves sticky at the 3%-4.5% level (well above the Federal Reserve’s target of 2%), the Federal Reserve may continue to raise interest rates this year to bring inflation under control. If that were to occur, the stock market might give up much of its gains – especially as most of the Nasdaq

3

BFS Equity Fund
Portfolio Manager’s Letter (Unaudited) (continued)
May 31, 2023

and S&P 500’s performance this year has been driven by the heavy weighting of the FANG + Microsoft + NVIDIA in the indexes.

The Federal Reserve’s efforts to bring inflation down to the 2%-3% level might well lead to a recession later this year or in 2024. Furthermore, a great deal of the huge amount of fiscal spending out of Washington in the latter stages of the pandemic (over $5 trillion) went straight to consumers’ bank accounts, and many analysts believe that these bank accounts will begin to run dry by the end of 2023. This might also be a factor in bringing about a recession. The combination of inflation persisting well above the Fed’s target, the possibility of even higher interest rates, and the threat of a recession on the horizon, leads us to be cautious about the likely path of the stock market over the coming months.

INVESTMENT STRATEGY

In formulating our strategy for the Fund for the remainder of 2023, we continue to position the Fund defensively for the reasons enumerated above. Inflation remains stubbornly elevated, and we think it will remain at the 3-4.5% level, as salary and wage hikes persist. We also believe there is a significant possibility that the U.S. economy goes into a recession at the end of 2023 or in the early part of 2024, bringing corporate earnings in the U.S. modestly lower. As indicated above, the P/E ratio on estimated S&P 500’s 2023 operating earnings of 220 is richly valued at 19.5 – well above its historical valuation of 16.5 when inflation is at 3%-4%.

Accordingly, our strategy for the Fund is to continue to own world-class companies that report strong cash flows, good margins, robust earnings growth, and strong balance sheets. We plan for the foreseeable future to maintain market weightings of some of the big cap technology leaders such as Microsoft, Apple, Alphabet, and Amazon, but not chase the AI (artificial intelligence) stocks such as NVIDIA or EV (electric vehicle) companies like Tesla. These stocks are behaving like those stocks in the internet “bubble” of 1999-2000. We also intend to continue to own a combination of what we consider to be core value stocks and growth stocks, as a few of the technology stocks have enjoyed a huge rebound (and some might say that it is now a “crowded trade”). Finally, we plan to continue to hold substantial dry powder in cash reserves and T-bills as we wait to see the consequences of the Federal Reserve’s interest rate policy in seeking to deal with inflation that persists well above their 2% target. We plan to remain patient, as we look forward to the time when high-quality stocks can be bought at bargain prices.

4

BFS Equity Fund
Portfolio Manager’s Letter (Unaudited) (continued)
May 31, 2023

CONCLUSION

We, the portfolio managers at Bradley, Foster & Sargent, Inc., are also shareholders of the BFS Equity Fund. We look forward to continuing to serve you through our management of the Fund. Thank you for placing your capital under our care.

Robert Bradley	Keith LaRose	Thomas Sargent

Lead Portfolio Manager	Co-Portfolio Manager	Co-Portfolio Manage

5

BFS Equity Fund

Performance Review

May 31,2023

The Fund returned -0.94% for the twelve-month period commencing June 1, 2022 and ending May 31, 2023, underperforming the S&P 500, which returned 2.92%, and the Dow Jones, which returned 1.96% over the same period.

Key Contributors to Relative Results

1.	The Fund was significantly in the Technology sector relative to the S&P 500 sector weighting, and while this sector of the Fund was up 22% for the year and the S&P 500 sector’s performance was only up 19.3%, the underweighting of the sector detracted from performance relatively. The Materials sector was the Fund’s worst-performing sector relatively with its positions in Agnico Eagle, Freeport-McMoRan, and Ecolab.

2.	The Fund’s position in Meta Platforms detracted from the Fund’s performance in the Communication Services sector, causing the Fund to underperform relative to the corresponding sector in the S&P 500.

3.	The Fund’s positions in FedEx, Caterpillar, and SS&C caused the Fund’s underperformance in the Industrial sector relative to the corresponding sector in the S&P 500.

Key Contributors to Relative Results

1.	The Fund owned no stocks in the Utilities and Real Estate sectors, contributing to positive relative performance, as these sectors in the S&P 500 were down 10.0% and 15.5% respectively. The Fund’s positions in the Financials sector, while down -4.5%, nevertheless outperformed the Financials sector of the S&P 500, which was down -8.6%.

2.	The Fund’s Consumer Staples sector returned 9.6% — well ahead of the S&P 500 sector’s return of 0.7%. Pepsi and Costco were the leaders in this sector, with returns for the period of 11.6% and 10.6% respectively.

FUND INFORMATION

May 31, 2023

ASSET ALLOCATION

(as a percentage of net assets)

TEN LARGEST HOLDINGS (%)	FUND
Microsoft	6.5
Alphabet	5.4
Apple	4.9
UnitedHealth Group	4.3
Conocophilips	3.3
JPMorgan Chase	3.0
Costco	2.8
Lowe’s	2.7
Fiserv	2.5
Home Depot	2.5

SECTOR
DIVERSIFICATION (%)	FUND	S&P 500
Technology	17.0	28.0
Health Care	12.6	13.7
Financials	11.8	12.5
Consumer Discretionary	10.0	10.2
Industrial	8.4	8.2
Communication Services	7.9	8.8
Materials	4.4	2.4
Consumer Staples	4.3	6.9
Energy	4.2	4.2
Cash Equivalents	19.4	0.0
Utilities	0.0	2.7
Real Estate	0.0	2.4

6

BFS Equity Fund

Performance Review (continued)

May 31,2023

Availability of Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at http://www. sec.gov and on the Fund’s website at www.bfsfunds.com.

7

Investment Results (Unaudited)

Average Annual Total Returns* as of May 31, 2023

			Since Inception
	One Year	Five Year	(November 8, 2013)
BFS Equity Fund	(0.94)%	7.63%	8.55%
S&P 500® Index(a)	2.92%	11.01%	11.51%
Dow Jones Industrial Average(b)	1.96%	8.49%	10.53%

Total annual fund operating expenses, as disclosed in the BFS Equity Fund’s (the “Fund”) prospectus dated September 28, 2022 were 1.41% of average daily net assets (1.25% after fee waivers/expense reimbursements by Bradley, Foster & Sargent, Inc. (the “Adviser”)). The Adviser has contractually agreed to waive or limit its fees and to assume other expenses of the Fund until September 30, 2023, so that Total Annual Fund Operating Expenses does not exceed 1.00%. This contractual arrangement may only be terminated by mutual consent of the Adviser and the Board of Trustees of the Valued Advisers Trust (the “Trust”), and it will automatically terminate upon the termination of the investment advisory agreement between the Trust and the Adviser. This operating expense limitation does not apply to: (i) interest, (ii) taxes, (iii) brokerage commissions, (iv) other expenditures which are capitalized in accordance with generally accepted accounting principles, (v) other extraordinary expenses not incurred in the ordinary course of the Fund’s business, (vi) dividend expense on short sales, (vii) expenses incurred under a plan of distribution under Rule 12b-1, and (viii) expenses that the Fund has incurred but did not actually pay because of an expense offset or brokerage/service arrangements, if applicable, in any fiscal year. The operating expense limitation also excludes any “Acquired Fund Fees and Expenses,” which are the expenses indirectly incurred by the Fund as a result of investing in money market funds or other investment companies, including exchange-traded funds, that have their own expenses. Each waiver or reimbursement of an expense by the Adviser is subject to repayment by the Fund within the three years following the date of such waiver or reimbursement, provided that the Fund is able to make the repayment without exceeding the expense limitation in place at the time of the waiver or reimbursement and the expense limitation in place at the time of the repayment.

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Fund’s investment objectives, strategies, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the Fund and may be obtained by calling (855) 575-2430. Current performance of the Fund may be lower or higher than the performance quoted.

*	Average annual total returns reflect any change in price per share and assume the reinvestment of all distributions. The Fund’s returns reflect any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would have been lower.

(a)	The S&P 500® Index is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. The index is an unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees. Individuals cannot invest directly in this index; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

8

Investment Results (Unaudited) (continued)

(b)	The Dow Jones Industrial Average® is a widely recognized unmanaged index of equity prices and is representative of a narrower market and range of securities than is found in the Fund’s portfolio. The index is an unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees. Individuals cannot invest directly in this index; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

The Fund is distributed by Ultimus Fund Distributors, LLC, Member FINRA/SIPC.

9

Investment Results (Unaudited)

$10,000 Over 10 Years

Let’s say hypothetically that $10,000 was invested in the Fund, on November 8, 2013. The following chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index and Dow Jones Industrial Average® performed over the same period.

Comparison of the Growth of a $10,000 Investment in the BFS Equity Fund, the S&P 500® Index, and the Dow Jones Industrial Average (Unaudited)

The chart above assumes an initial investment of $10,000 made on November 8, 2013 (commencement of operations) and held through May 31, 2023. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance may be lower or higher than the performance data quoted. For more information on the Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call (855) 575-2430. You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

The Fund is distributed by Ultimus Fund Distributors, LLC, Member FINRA/SIPC.

10

BFS Equity Fund
Schedule of Investments
May 31, 2023

COMMON STOCKS — 80.60%	Shares	Fair Value
Aerospace & Defense — 3.63%
Northrop Grumman Corp.	2,000	$870,980
Raytheon Technologies Corp.	8,500	783,190
		1,654,170
Banking — 4.20%
Bank of America Corp.	20,000	555,800
JPMorgan Chase & Co.	10,000	1,357,100
		1,912,900
Beverages — 1.60%
PepsiCo, Inc.	4,000	729,400

Biotech & Pharmaceuticals — 1.07%
Zoetis, Inc., Class A	3,000	489,030

Cable & Satellite — 1.29%
Comcast Corp., Class A	15,000	590,250

Chemicals — 2.23%
Ecolab, Inc.	2,000	330,100
Sherwin-Williams Co. (The)	3,000	683,340
		1,013,440
E-Commerce Discretionary — 2.38%
Amazon.com, Inc.(a)	9,000	1,085,220

Energy Equipment & Services — 0.94%
Schlumberger Ltd.	10,000	428,300

Health Care Facilities & Services — 6.00%
IQVIA Holdings, Inc.(a)	4,000	787,640
UnitedHealth Group, Inc.	4,000	1,948,960
		2,736,600
Home Construction — 1.17%
D.R. Horton, Inc.	5,000	534,200

Insurance — 1.90%
Marsh & McLennan Cos., Inc.	5,000	865,900

Internet Media & Services — 6.56%
Alphabet, Inc., Class A(a)	20,000	2,457,400
Meta Platforms, Inc., Class A(a)	2,000	529,440
		2,986,840
Machinery — 2.35%
Caterpillar, Inc.	1,000	205,750
Deere & Co.	2,500	864,950
		1,070,700
Medical Equipment & Devices — 5.48%
Danaher Corp.	4,000	918,480
Stryker Corp.	2,500	688,950
Thermo Fisher Scientific, Inc.	1,750	889,805
		2,497,235
Metals & Mining — 2.15%
Agnico Eagle Mines Ltd.	5,000	253,900

See accompanying notes which are an integral part of these financial statements.

11

BFS Equity Fund
Schedule of Investments (continued)
May 31, 2023

COMMON STOCKS — 80.60% - continued	Shares	Fair Value
Metals & Mining — 2.15% - continued
Franco-Nevada Corp.	5,000	$726,950
		980,850
Oil & Gas Producers — 3.27%
ConocoPhillips	15,000	1,489,500

Retail - Consumer Staples — 2.81%
Costco Wholesale Corp.	2,500	1,278,900

Retail - Discretionary — 3.93%
Academy Sports & Outdoors, Inc.	12,000	587,520
Lowe’s Companies, Inc.	6,000	1,206,780
		1,794,300
Semiconductors — 1.46%
Applied Materials, Inc.	5,000	666,500

Software — 11.72%
Adobe, Inc.(a)	2,000	835,580
Microsoft Corp.	9,000	2,955,511
Oracle Corp.	10,000	1,059,400
SS&C Technologies Holdings, Inc.	9,000	494,640
		5,345,131
Specialty Finance — 0.87%
American Express Co.	2,500	396,400

Specialty Retail — 2.49%
Home Depot, Inc. (The)	4,000	1,133,800

Technology Hardware — 4.86%
Apple, Inc.	12,500	2,215,625

Technology Services — 6.24%
Automatic Data Processing, Inc.	3,000	626,970
Fiserv, Inc.(a)	10,000	1,121,900
MasterCard, Inc., Class A	3,000	1,095,060
		2,843,930
Total Common Stocks (Cost $21,144,135)		36,739,121

	Principal
	Amount
U.S. GOVERNMENT & AGENCIES — 17.35%
United States Treasury Bill, 5.08%, 8/10/2023(b)	$5,000,000	4,950,106
United States Treasury Bill, 5.18%, 9/7/2023(b)	1,500,000	1,479,396
United States Treasury Bill, 4.70%, 10/5/2023(b)	500,000	490,906
United States Treasury Note, 0.13%, 8/31/2023	1,000,000	986,926
Total U.S. Government & Agencies (Cost $7,912,990)		7,907,334

See accompanying notes which are an integral part of these financial statements.

12

BFS Equity Fund
Schedule of Investments (continued)
May 31, 2023

MONEY MARKET FUNDS - 2.12%	Shares	Fair Value
Fidelity Investments Money Market Government Portfolio, Institutional Class, 5.02%(c)	965,934	$965,934
Total Money Market Funds (Cost $965,934)		965,934

Total Investments — 100.07%
(Cost $30,023,059)		45,612,389
Liabilities in Excess of Other Assets — (0.07)%		(30,044)
NET ASSETS — 100.00%		$45,582,345

(a)	Non-income producing security.

(b)	Rate disclosed is the effective yield at the time of purchase.

(c)	Rate disclosed is the seven day effective yield as of May 31, 2023.

See accompanying notes which are an integral part of these financial statements.

13

BFS Equity Fund
Statement of Assets and Liabilities
May 31, 2023

Assets
Investments in securities at fair value (cost $30,023,059) (Note 3)	$45,612,389
Receivable for fund shares sold	33
Dividends and interest receivable	42,247
Prepaid expenses	8,649
Total Assets	45,663,318
Liabilities
Payable to Adviser (Note 4)	21,748
Payable to Administrator (Note 4)	7,229
Distribution (12b-1) fees accrued (Note 4)	19,057
Payable to trustees	167
Other accrued expenses	32,772
Total Liabilities	80,973
Net Assets	$45,582,345
Net Assets consist of:
Paid-in capital	$30,074,389
Accumulated earnings	15,507,956
Net Assets	$45,582,345
Shares outstanding (unlimited number of shares authorized, no par value)	2,512,557
Net asset value, offering and redemption price per share (Note 2)	$18.14

See accompanying notes which are an integral part of these financial statements.

14

BFS Equity Fund
Statement of Operations
For the year ended May 31, 2023

Investment Income
Dividend income (net of foreign taxes withheld of $2,445)	$533,046
Interest income	289,415
Total investment income	822,461
Expenses
Investment Adviser fees (Note 4)	338,930
Distribution (12b-1) fees (Note 4)	112,977
Administration fees (Note 4)	36,580
Registration expenses	26,094
Fund accounting fees (Note 4)	25,812
Legal fees	20,986
Transfer agent fees (Note 4)	18,540
Audit and tax preparation fees	17,911
Trustee fees	7,658
Printing and postage expenses	7,107
Custodian fees	4,222
Insurance expenses	3,513
Compliance services fees (Note 4)	3,000
Miscellaneous	34,305
Total expenses	657,635
Fees contractually waived by Adviser (Note 4)	(92,786)
Net operating expenses	564,849
Net investment income	257,612
Net Realized and Change in Unrealized Gain (Loss) on Investments
Net realized loss on:
Investment securities transactions	(243,344)
Net change in unrealized depreciation on investments	(479,124)
Net realized and change in unrealized loss on investments	(722,468)
Net decrease in net assets resulting from operations	$(464,856)

See accompanying notes which are an integral part of these financial statements.

15

BFS Equity Fund
Statements of Changes in Net Assets

	For the Year Ended	For the Year Ended
	May 31, 2023	May 31, 2022
Increase (Decrease) in Net Assets due to:
Operations
Net investment income (loss)	$257,612	$(67,221)
Net realized gain (loss) on investment securities transactions	(243,344)	1,088,978
Net change in unrealized depreciation on investments	(479,124)	(3,327,716)
Net decrease in net assets resulting from operations	(464,856)	(2,305,959)
Distributions to Shareholders from Earnings (Note 2)	(506,238)	(4,932,792)
Capital Transactions
Proceeds from shares sold	2,450,066	4,636,535
Reinvestment of distributions	447,397	3,969,021
Amount paid for shares redeemed	(3,110,385)	(3,381,233)
Net increase (decrease) in net assets resulting from capital transactions	(212,922)	5,224,323
Total Decrease in Net Assets	(1,184,016)	(2,014,428)
Net Assets
Beginning of year	46,766,361	48,780,789
End of year	$45,582,345	$46,766,361
Share Transactions
Shares sold	137,459	212,101
Shares issued in reinvestment of distributions	25,334	186,866
Shares redeemed	(174,737)	(158,072)
Net increase (decrease) in shares outstanding	(11,944)	240,895

See accompanying notes which are an integral part of these financial statements.

16

BFS Equity Fund
Financial Highlights
(For a share outstanding during each year)

	For the Years Ended May 31,
	2023	2022	2021	2020	2019
Selected Per Share Data:
Net asset value, beginning of year	$18.52	$21.36	$16.10	$15.40	$14.96
Income from investment operations:
Net investment income (loss)	0.10	(0.03)	(0.02)	0.03	0.04
Net realized and unrealized gain/(loss) on investments	(0.28)	(0.71)	5.57	0.97	0.90
Total from investment operations	(0.18)	(0.74)	5.55	1.00	0.94
Less distributions to shareholders from:
Net investment income	—	—	—	(0.03)	(0.04)
Net realized gains	(0.20)	(2.10)	(0.29)	(0.27)	(0.46)
Total distributions	(0.20)	(2.10)	(0.29)	(0.30)	(0.50)
Net asset value, end of year	$18.14	$18.52	$21.36	$16.10	$15.40
Total Return(a)	(0.94)%	(4.71)%	34.68%	6.32%	6.84%
Ratios and Supplemental Data:
Net assets, end of year (000 omitted)	$45,582	$46,766	$48,781	$38,864	$35,960
Ratio of net expenses to average net assets	1.25%	1.25%	1.25%	1.25%	1.25%
Ratio of expenses to average net assets before waiver and reimbursement	1.46%	1.41%	1.46%	1.52%	1.57%
Ratio of net investment income (loss) to average net assets	0.57%	(0.13)%	(0.12)%	0.21%	0.28%
Portfolio turnover rate	35.81%	61.08%	68.77%	49.27%	38.71%

(a)	Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.

See accompanying notes which are an integral part of these financial statements.

17

BFS Equity Fund
Notes to the Financial Statements
May 31, 2023

NOTE 1. ORGANIZATION

The BFS Equity Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end diversified series of Valued Advisers Trust (the “Trust”) and commenced operations on November 8, 2013. The Trust is a management investment company established under the laws of Delaware by an Agreement and Declaration of Trust dated June 13, 2008 (the “Trust Agreement”). The Trust Agreement permits the Board of Trustees (the “Board” or the “Trustees”) to issue an unlimited number of shares of beneficial interest of separate series without par value. The Fund is one of a series of funds authorized by the Board. The Fund’s investment adviser is Bradley, Foster & Sargent, Inc. (the “Adviser”). The investment objective of the Fund is long-term appreciation through growth of principal and income.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes – The Fund makes no provision for federal income or excise tax. The Fund has qualified and intends to qualify each year as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income. The Fund also intends to distribute sufficient net investment income and net realized capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense.

As of and during the fiscal year ended May 31, 2023, the Fund did not have any liabilities for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statement of Operations

18

BFS Equity Fund
Notes to the Financial Statements (continued)
May 31, 2023

when incurred. During the fiscal year ended May 31, 2023, the Fund did not incur any interest or penalties. Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last three tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds of the Trust based on each fund’s relative net assets or another appropriate basis (as determined by the Board).

Security Transactions and Related Income – The Fund follows industry practice and records security transactions on the trade date for financial reporting purposes. For financial statement and income tax purposes, the specific identification method is used for determining capital gains or losses. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are accreted or amortized using the effective interest method. Dividend income from real estate investment trusts (REITs) and distributions from limited partnerships are recognized on the ex-date. The calendar year end classification of distributions received from REITs during the fiscal year are reported subsequent to year end; accordingly, the Fund estimates the character of REIT distributions based on the most recent information available. Income or loss from Limited Partnerships is reclassified among the components of net assets upon receipt of Schedules K-1 (Form 1065). Non-cash income, if any, is recorded at the fair market value of the securities received. Withholding taxes on foreign dividends, if any, have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Foreign Currency Translation – The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange each business day to determine the value of investments, and other assets and liabilities. Purchases and sales of foreign securities, and income and expenses, are translated at the prevailing rate of exchange on the respective date of these transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuation arising from changes in market prices of securities held. These fluctuations are included with the unrealized gain or loss from investments. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange

19

BFS Equity Fund
Notes to the Financial Statements (continued)
May 31, 2023

gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at period end, resulting from changes in exchange rates.

Dividends and Distributions – The Fund intends to distribute its net investment income and net realized long-term and short-term capital gains, if any, at least annually. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the period from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified among the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value (“NAV”) per share of the Fund. For the fiscal year ended May 31, 2023, the Fund did not make any reclassifications.

Share Valuation – The NAV is calculated each day the New York Stock Exchange (the “NYSE”) is open by dividing the total value of the Fund’s assets, less liabilities, by the number of shares outstanding for the Fund.

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

The Fund values its portfolio securities at fair value as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time) on each business day the NYSE is open for business. Fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained and available from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

20

BFS Equity Fund
Notes to the Financial Statements (continued)
May 31, 2023

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

●	Level 1 – unadjusted quoted prices in active markets for identical investments and/or registered investment companies where the value per share is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date

●	Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy which is reported is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Debt securities are valued by using the mean between the closing bid and ask prices provided by a pricing service. If the closing bid and ask prices are not readily available, the pricing service may provide a price determined by a matrix pricing method. Matrix pricing is a mathematical technique used to value fixed income securities without relying exclusively on quoted prices. Matrix pricing takes into consideration recent transactions, yield, liquidity, risk, credit quality, coupon, maturity, type of issue and any other factors or market data the pricing service deems relevant for the actual security being priced and for other securities with similar characteristics. These securities will generally be categorized as Level 2 securities. If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair value of the securities or when prices are not readily available from a pricing service, securities are valued at fair value as determined by the Adviser, in conformity with guidelines adopted by and subject to review of the Board. These securities will generally be categorized as Level 3 securities.

Equity securities that are traded on any stock exchange are generally valued at the last quoted sale price on the security’s primary exchange. Lacking a last sale price, an exchange-traded security is generally valued at its last bid price. Securities traded in the Nasdaq over-the-counter market are generally valued at the Nasdaq Official Closing Price. When using the market quotations and when the market is considered active, the security is classified as a Level 1 security. In the event that market quotations are not readily available or are considered unreliable due to market or other events, securities are valued

21

BFS Equity Fund
Notes to the Financial Statements (continued)
May 31, 2023

in good faith by the Adviser as “Valuation Designee” under the oversight of the Board. The Adviser has adopted written policies and procedures for valuing securities and other assets in circumstances where market quotes are not readily available. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Adviser pursuant to its policies and procedures. On a quarterly basis, the Adviser’s fair valuation determinations will be reviewed by the Board. Under these policies, the securities will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used.

Investments in mutual funds, including money market mutual funds, are generally priced at the ending NAV. These securities are categorized as Level 1 securities.

The following is a summary of the inputs used to value the Fund’s investments as of May 31, 2023:

		Valuation Inputs
Assets	Level 1	Level 2	Level 3	Total
Common Stocks (a)	$36,739,121	$—	$—	$36,739,121
U.S. Government & Agencies	—	7,907,334	—	7,907,334
Money Market Funds	965,934	—	—	965,934
Total	$37,705,055	$7,907,334	$—	$45,612,389

(a)	Refer to Schedule of Investments for industry classifications.

The Fund did not hold any investments at the end of the reporting period for which significant unobservable inputs (Level 3) were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period.

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES AND OTHER SERVICE PROVIDERS

Under the terms of the investment advisory agreement on behalf of the Fund, the Adviser manages the Fund’s investments subject to oversight of the Board. As compensation for its services, the Fund pays the Adviser a fee, computed and accrued daily and paid monthly, at an annual rate of 0.75% of the average daily net assets of the Fund.

The Adviser has contractually agreed to waive or limit its management fee and/or reimburse certain operating expenses until September 30, 2023, but only to the extent necessary so that the Fund’s net expenses, excluding brokerage fees and commissions, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, extraordinary expenses, fees and expenses paid under a distribution plan adopted pursuant to Rule 12b-1 fees and indirect expenses (such as “acquired funds fees and expenses”, and

22

BFS Equity Fund
Notes to the Financial Statements (continued)
May 31, 2023

expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement) do not exceed 1.00% of the average daily net assets of the Fund.

Each waiver or reimbursement of an expense by the Adviser is subject to repayment by the Fund within the three years following the date of such waiver or reimbursement, provided that the Fund is able to make the repayment without exceeding the expense limitation in place at the time of the waiver or reimbursement and the expense limitation in place at the time of the repayment. This contractual arrangement may only be terminated by mutual consent of the Adviser and the Board, and it will automatically terminate upon the termination of the investment advisory agreement between the Trust and the Adviser. For the fiscal year ended May 31, 2023, the Adviser waived fees of $92,786.

The amounts subject to repayment by the Fund, pursuant to the aforementioned conditions, are as follows:

Recoverable Through
May 31, 2024	$93,387
May 31, 2025	83,599
May 31, 2026	92,786

The Trust retains Ultimus Fund Solutions, LLC (“Ultimus” or “Administrator”) to provide the Fund with administration, fund accounting and transfer agent services, including all regulatory reporting.

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of Ultimus, provides a Chief Compliance Officer and an Anti-Money Laundering Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives fees from the Fund.

The officers and one trustee of the Trust are members of management and/or employees of the Administrator or of NLCS, and are not paid by the Trust for services to the Fund. Ultimus Fund Distributors, LLC (the “Distributor”) acts as the distributor of the Fund’s shares. The Distributor is a wholly-owned subsidiary of Ultimus. There were no payments made to the Distributor by the Fund for the fiscal year ended May 31, 2023.

The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that the Fund will pay the Distributor and/or any registered securities dealer, financial institution or any other person (the “Recipient”) a shareholder servicing fee of 0.25% of the average daily net assets of the Fund in connection with the promotion and distribution of the Fund’s shares or the provision of shareholder support services to shareholders, including, but not necessarily limited to, advertising,

23

BFS Equity Fund
Notes to the Financial Statements (continued)
May 31, 2023

compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, the printing and mailing of sales literature and servicing shareholder accounts (“12b-1 fees”). The Fund or Distributor may pay all or a portion of these fees to any Recipient who renders assistance in distributing or promoting the sale of shares, or who provides certain shareholder services, pursuant to a written agreement.

NOTE 5. PURCHASES AND SALES OF SECURITIES

For the fiscal year ended May 31, 2023, purchases and sales of investment securities, other than short-term investments, were $13,066,787 and $12,595,076, respectively.

There were no purchases or sales of long-term U.S. government obligations during the fiscal year ended May 31, 2023.

NOTE 6. FEDERAL TAX INFORMATION

At May 31, 2023, the net unrealized appreciation (depreciation) and tax cost of investments for tax purposes was as follows:

Gross unrealized appreciation	$15,858,273
Gross unrealized depreciation	(357,288)
Net unrealized appreciation on investments	$15,500,985
Tax cost of investments	$30,111,404

At May 31, 2023, the difference between book basis and tax basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales.

The tax character of distributions paid for the fiscal years ended May 31, 2023 and May 31, 2022 were as follows:

	2023	2022
Distributions paid from:
Ordinary income(a)	$—	$1,733,996
Long-term capital gains	506,238	3,198,796
Total distributions paid	$506,238	$4,932,792

(a)	Short-term capital gain distributions are treated as ordinary income for tax purposes.

24

BFS Equity Fund
Notes to the Financial Statements (continued)
May 31, 2023

At May 31, 2023, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$218,326
Accumulated capital and other losses	(211,355)
Unrealized appreciation (depreciation)	15,500,985
Total accumulated earnings	$15,507,956

As of May 31, 2023, the Fund had short-term capital loss carryforwards of $211,535. These capital loss carryforwards, which do not expire, may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

NOTE 7. COMMITMENTS AND CONTINGENCIES

The Trust indemnifies its officers and Trustees for certain liabilities that may arise from their performance of their duties to the Trust or the Fund. Additionally, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

NOTE 8. SUBSEQUENT EVENTS

Management of the Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date at which these financial statements were issued. Based upon this evaluation, management has determined there were no items requiring adjustment of the financial statements or additional disclosure.

25

Report of Independent Registered Public Accounting Firm

To the Shareholders of BFS Equity Fund and

Board of Trustees of Valued Advisers Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BFS Equity Fund (the “Fund”), a series of Valued Advisers Trust, as of May 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the related notes, and the financial highlights for each of the five years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2023, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2023, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2013.

COHEN & COMPANY, LTD.

Cleveland, Ohio

July 26, 2023

26

Summary of Fund Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from December 1, 2022 through May 31, 2023.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if transaction costs were included, your costs would have been higher.

	Beginning	Ending
	Account	Account	Expenses
	Value	Value	Paid	Annualized
	December	May 31,	During	Expense
	1, 2022	2023	Period(a)	Ratio
Actual	$1,000.00	$993.80	$6.21	1.25%
Hypothetical(b)	$1,000.00	$1,018.70	$6.29	1.25%

(a)	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

(b)	Hypothetical assumes 5% annual return before expenses.

27

Additional Federal Income Tax Information (Unaudited)

The Form 1099-DIV you receive in January 2024 will show the tax status of all distributions paid to your account in calendar year 2023. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income. The Fund designates approximately 100% or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for a reduced tax rate.

Qualified Business Income. The Fund designates approximately 0% of its ordinary income dividends, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified business income.

Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s calendar year 2023 ordinary income dividends, 100% qualifies for the corporate dividends received deduction.

For the year ended May 31, 2023, the Fund designated $506,238 as long-term capital gain distributions.

28

Trustees and Officers (Unaudited)

The Board of Trustees supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires or is removed.

The following table provides information regarding each of the Independent Trustees.

Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships	Other Directorships
Andrea N. Mullins, 56 Independent Trustee Since December 2013 Chairperson since March 2017	Current: Private investor; Independent Contractor, SWM Advisors (since April 2014).	Trustee, Angel Oak Funds Trust (since February 2019) (7 portfolios); Trustee, Angel Oak Strategic Credit Fund (since February 2019); Trustee, Angel Oak Financial Strategies Income Term Trust (since May 2019); Trustee, Angel Oak Credit Opportunities Term Trust (since January 2021); Trustee and Audit Committee Chair, Cushing Mutual Funds Trust (since November 2021) (2 portfolios); Trustee and Audit Committee Chair, NXG NextGenInfrastructure Income Fund (since November 2021); Trustee and Audit Committee Chair, NXG Cushing Midstream Energy Fund (since November 2021).

29

Trustees and Officers (Unaudited) (continued)

Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships	Other Directorships
Ira P. Cohen, 64 Independent Trustee Since June 2010	Current: Independent financial services consultant (since February 2005); Executive Vice President of Asset Management Services, Recognos Financial (since August 2015).	Trustee and Audit Committee Chairman, Apollo Diversified Real Estate Fund (since March 2022); Trustee, Chairman and Nominating and Governance Committee Chairman, Angel Oak Funds Trust (since October 2014) (7 portfolios); Trustee, Chairman, and Nominating and Governance Committee Chairman, Angel Oak Strategic Credit Fund (since December 2017); Trustee, Chairman, and Nominating and Governance Committee Chairman, Angel Oak Financial Strategies Income Term Trust (since May 2019);Trustee, Chairman, and Nominating and Governance Committee Chairman, Angel Oak Credit Opportunities Term Trust (since January 2021); Trustee and Nominating and Governance Committee Chairman, U.S. Fixed Income Trust (since March 2019).

*	The address for each Trustee is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

**	As of the date of this report, the Trust consists of 14 series.

The following table provides information regarding the Trustee who is considered an “interested person” of the Trust, as that term is defined under the 1940 Act.

Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships	Other Directorships
Mark J. Seger***, 61 Trustee Since March 2017	Current: Vice Chairman and Co-Founder, Ultimus Fund Solutions, LLC and its subsidiaries (since 1999).	None.

*	The address for each Trustee is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

30

Trustees and Officers (Unaudited) (continued)

**	As of the date of this report, the Trust consists of 14 series.

***	Mr. Seger is considered an “interested person” of the Trust because of his relationship with the Trust’s administrator, transfer agent, and distributor.

The following table provides information regarding the Officers of the Trust:

Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years	Other Directorships
Matthew J. Miller, 47 Principal Executive Officer and President Since March 2022 Vice President From December 2011 to March 2022	Current: Vice President, Relationship Management, Ultimus Fund Solutions, LLC (since December 2015).	None.
N. Lynn Bowley, 64 Chief Compliance Officer Since April 2022	Current: Senior Vice President, Senior Compliance Officer, Northern Lights Compliance Services, LLC (since January 2007).	None.
Carol J. Highsmith, 58 Vice President Since August 2008 Secretary Since March 2014	Current: Vice President, Ultimus Fund Solutions, LLC (since December 2015).	None.
Zachary P. Richmond,43 Principal Financial Officer and Treasurer Since September 2021

Current:Vice President, Financial Administration, Ultimus Fund Solutions, LLC (since February 2019).

Previous:Assistant Vice President, Associate Director of Financial Administration, Ultimus Fund Solutions, LLC (December 2015 to February 2019).

None.

31

Trustees and Officers (Unaudited) (continued)

Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships	Other Directorships
Jared D. Lahman, 37 AML Officer Since March 2023	Current: Senior Compliance Analyst, Northern Lights Compliance Services, LLC (since January 2019). Previous: Manager of Fund Accounting, Gemini Fund Services (September 2016 to December 2018)	None.

*	The address for each Officer is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

**	As of the date of this report, the Trust consists of 14 series.

Other Information (Unaudited)

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the trustees and is available without charge, upon request. You may call toll-free at (855) 575-2430 to request a copy of the SAI or to make shareholder inquiries.

32

Privacy Policy

FACTS	WHAT DOES BFS EQUITY FUND (THE “FUND”) DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■ Social Security number

■ account balances and account transactions

■ transaction or loss history and purchase history

■ checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does the Fund share?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes
For our marketing purposes — to offer our products and services to you	No
For joint marketing with other financial companies	No
For our affiliates’ everyday business purposes — information about your transactions and experiences	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No
For nonaffiliates to market to you	No

Questions?	Call (855) 575-2430

33

Who we are
Who is providing this notice?	BFS Equity Fund Ultimus Fund Distributors, LLC (Distributor) Ultimus Fund Solutions, LLC (Administrator)
What we do
How does the Fund protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.
How does the Fund collect my personal information?

We collect your personal information, for example, when you

■   open an account or deposit money

■   buy securities from us or sell securities to us

■   make deposits or withdrawals from your account

■   give us your account information

■   make a wire transfer

■   tell us who receives the money

■   tell us where to send the money

■   show your government-issued ID

■   show your driver’s license

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■   sharing for affiliates’ everyday business purposes — information about your creditworthiness

■   affiliates from using your information to market to you

■   sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

■   Bradley, Foster & Sargent, Inc., the investment adviser to the Fund, could be deemed to be an affiliate.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ The Fund does not share your personal information with nonaffiliates so they can market to you
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ The Fund does not jointly market.

34

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent twelve month period ended June 30, are available (1) without charge upon request by calling the Fund at (855) 575-2430 and (2) in Fund documents filed with the SEC on the SEC’s website at www.sec.gov.

TRUSTEES
Andrea N. Mullins, Chairperson
Ira P. Cohen
Mark J. Seger

OFFICERS
Matthew J. Miller, Principal Executive Officer and
   President
Zachary P. Richmond, Principal Financial Officer and
   Treasurer
N. Lynn Bowley, Chief Compliance Officer
Carol J. Highsmith, Vice President and Secretary

INVESTMENT ADVISER
Bradley, Foster & Sargent, Inc.
185 Asylum Street, City Place II
Hartford, CT 06103

DISTRIBUTOR
Ultimus Fund Distributors, LLC
225 Pictoria Drive, Suite 450
Cincinnati, OH 45246

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Cohen & Company, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, OH 44115

LEGAL COUNSEL
Troutman Pepper Hamilton Sanders LLP
3000 Two Logan Square
18th and Arch Streets
Philadelphia, PA 19103

CUSTODIAN
Huntington National Bank
41 South High Street
Columbus, OH 43215

ADMINISTRATOR, TRANSFER

AGENT AND FUND ACCOUNTANT
Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, OH 45246

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Ultimus Fund Distributors, LLC, Member FINRA/SIPC

BFS-AR-23

LS Opportunity Fund

Management’s Discussion of Fund Performance

May 31, 2023 - (Unaudited)

To Shareholders of the LS Opportunity Fund,

Prospector Partners, LLC (“Prospector”), based in Guilford, CT is the sub-adviser of the LS Opportunity Fund (“LSOFX” or the “Fund”). Prospector has a long/short hedge fund track record that spans 25 years with a substantially similar investment objective to LSOFX and brings its experience to our Fund in a daily liquid mutual fund format with a goal of downside risk mitigation and consistency of returns.

The Fund aims to generate long-term capital appreciation by investing in both long and short positions within a portfolio consisting of primarily publicly traded common stock, with less net exposure than that of the stock market in general. Through extensive research, risk management, and no leverage in the long book, the Fund strives to preserve capital while delivering solid risk-adjusted returns and managing volatility. For additional information, please visit our website at www.longshortadvisors.com.

First and foremost, we at Long Short Advisors would like to thank the team at Prospector Partners for another job well done and we look forward to the years to come. As of May 31, 2023, Prospector Partners has been the sub-adviser of the Fund for eight years. The team’s absolute and risk-adjusted returns earned the Fund a 4-Star Overall Morningstar Rating™ out of 168 funds in the US Fund Long Short category as of May 31, 2023 based on risk-adjusted returns.* Over the years, Prospector Partners has shown to deliver the following:

●	Goal of Stability: net exposure between 50% and 80%, no market timing

●	Goal of Safety: value plays in both long and short holdings, no “big factor” bets

●	Familiarity: investing in sectors they know extremely well

●	Reinvestment: 80% investment reuse

●	Functionality: shorting for Alpha, not just for hedging

●	Skin in the Game: experienced team with their money on the line next to yours

For more information on investment strategy and how the Fund can help your portfolio, call Long Short Advisors at 215-399-9409.

*	As of May 31, 2023, LSOFX received the following Morningstar Rating™ in the US Long Short category for the 3-year, 5-year periods, and 10-year periods respectively: 3 stars out of 168 funds, 4 stars out of 149 funds, and 4 stars out of 72 funds.

Performance

For the 12-month period ended May 31, 2023 (the “Period”), LSOFX returned -0.84%, while the S&P 500® Index (“S&P 500”) finished the Period with a return of 2.92%.

LS Opportunity Fund

Management’s Discussion of Fund Performance (continued)

May 31, 2023 - (Unaudited)

Performance of LSOFX and S&P 500 During the Year Ended May 31, 2023

Performance Since Prospector Became Sub-Adviser of LSOFX (June 2015 - May 2023)

Past performance does not guarantee future results.

LS Opportunity Fund

Management’s Discussion of Fund Performance (continued)

May 31, 2023 - (Unaudited)

Current Market Environment

The first quarter of 2023 was akin to a play with three distinct acts. However, unlike a traditional play in which the first act introduces a problem, the second act a complication, and a resolution in the final act, the problem in this saga (rapidly rising interest rates) pre-dates the beginning of the story. And in the end, the audience is left unsure of a resolution. (Hey, we didn’t say it was a good play).

The year began with steadily decreasing treasury yields throughout January as the market inferred disinflationary signals from recent economic releases. With expectations rising for an end to Federal Reserve Bank (“Fed”) rate hikes and continued relative strength in the economy, talk of a “soft landing” (or even “no landing”) abounded. Many of the stocks and industries that had the worst 2022 performance rallied against this backdrop of declining interest rates. For example, Tesla was up over 40% in January, Meta and Amazon were both up over 20% and growth stocks significantly beat value during the month. In fact, this trend would continue through the entire quarter and the turmoil that lie ahead, as market returns were largely driven by technology and communication services stocks. Indeed, the ten top contributors to S&P 500, dominated by stocks within these sectors, contributed almost 90% of the benchmark’s total return of 7.5% in the quarter. Apple, Nvidia and Microsoft alone contributed half of the benchmark’s return during the quarter.

“Act two” came in early February with a very strong jobs report, followed later in the month with Consumer Price Index (“CPI”), retail sales and PPI all coming in above expectations. These readings caused a sharp reversal in Treasury yields as well as hawkish commentary by members of the Fed. Expectations quickly increased for peak Fed funds rate, Treasury yields marched higher, and rekindled concerns of a “hard landing” cooled the stock market.

The first quarter’s tumultuous final act came in March, with the failure of Signature Bank and Silicon Valley Bancorp, causing a sharp stock market selloff and fears of bank runs and further contagion. The demise of these banks, as alluded to earlier, was partly due to the significant rise in interest rates over the preceding year. In short, this rise in yields caused negative marks to the banks’ asset portfolios, which, in turn, raised concerns over the banks’ weakened capital bases. Concerned depositors (a high percentage of which held balances above the FDIC insured amounts) started pulling money, and a run on the banks ensued. While the Federal Reserve and U.S. Treasury stepped in to guarantee depositors of these two institutions in an attempt to stem additional bank runs, still unresolved is to what extent bank regulations will become tighter following these bank failures. Given this recent turmoil, an update on our thinking and positioning is warranted.

LS Opportunity Fund

Management’s Discussion of Fund Performance (continued)

May 31, 2023 - (Unaudited)

Bank Portfolio Update

To dispel any concern, the Fund’s portfolio did not have direct exposure to any failed banks, or banks deemed as having a high risk of failing (such as First Republic or PacWest). We were fortunate to enter the first quarter with low net exposure to the sector relative to our long-term and recent history. You may recall the Fund was recently overweight banks in late 2020 through the entirety of 2021. The overweight position was the second largest since Fund inception. To summarize, we were attracted to overly conservative “Street” estimates, poor investor sentiment, rebounding M&A activity, the potential for higher interest rates and inexpensive valuations. As this thesis played out, in addition to a takeover in our favor at a substantial premium, we began significantly reducing sector exposure in early 2022, and as the year progressed.

Despite our concern regarding securities portfolios with significant unrealized losses in tandem with tightening financial conditions, the recent string of bank runs and failures undeniably took us by surprise. We applaud regulators for quickly establishing a large emergency borrowing facility for banks (the BTFP) as a liquidity backstop, and guaranteeing deposits of the failed institutions (implicitly for future failures as well, some would argue). While raising the FDIC insurance cap above $250k would be preferable, doing so would require Congressional action. As a result, banks are likely “out of the woods” for now in terms of the potential for additional overnight bank failures.

However, we are pessimistic on the sector outlook over the short-to-medium term. While rising deposit costs have plagued the industry in recent quarters, this issue will likely become worse. We have heard of multiple banks proactively reaching out to customers to assuage fears and negotiate a higher rate to retain deposits. This crisis has been in the public “limelight” causing Americans to question the safety of their deposits, and the prospect of earning a higher rate at a competing bank or via a money market fund (the latter trend benefiting the Fund’s investment in the asset manager Federated Hermes). Also, regional banks will likely bear increased regulatory scrutiny and related costs as a result of this crisis, in addition to higher FDIC assessment fees. This is especially true for banks with $100 billion to $250 billion in assets based on policy recommendations from the White House, but could also apply to banks as large as $750 billion. Many of the proposed changes can be enacted by regulators and do not require congressional approval. In addition, we expect banks to pull in the reigns on lending which will further pressure net interest income, along with the side effect of slowing the economy. While credit quality has been strong to date, our base case is a further deterioration in credit quality and higher loan loss reserves. Finally, in the near- term it is difficult to make the case for large share

LS Opportunity Fund

Management’s Discussion of Fund Performance (continued)

May 31, 2023 - (Unaudited)

buyback programs or M&A activity as the sector will likely be under pressure to build capital levels and reserves. The combination of these aforementioned factors should lead to a significant reduction in forward earnings estimates in the coming quarters.

Given this outlook, we have taken a number of steps to better position the Fund’s portfolio for the environment ahead, such as exiting investments in several regional banks. Despite their investment merits, the presence of securities portfolios with significant unrealized losses and, in one case, an investment in an unsecured consumer lending business provided reason for concern in this environment. Finally, we sold the Fund’s position in the trust bank State Street given outsized share buyback activity is running its course. The stock has also been a material relative outperformer over the past year and YTD.

We used a portion of these sale proceeds to purchase additional shares of PNC Financial Services. This franchise can usually be viewed as being a “safe-haven” in times of stress with significant access to sources of liquidity. The bank has a history of exhibiting better than peer credit quality, in addition to capturing market share during challenging market environments. We also have high regards and respect for the management team. Additionally, we initiated a position in Bank of America at an attractive valuation in light of recent underperformance relative to peers. This banking stalwart should be a major beneficiary of deposit flows migrating to banks deemed “too big to fail.” In just a few days after the Silicon Valley Bank failure, Bank of America received over $15 billion in deposit inflows. The vast majority of their deposit base is insured, and the bank has significant cash equivalents on the balance sheet along with alternative sources of liquidity. Warren Buffet likely agrees with us, as Bank of America is Berkshire Hathaway’s second largest publicly-traded investment.

Our activity in the quarter has resulted in bank exposure being near market-neutral. That said, we are by no means “waving the white flag” on banks, and remain optimistic that the hedged book will be additive to overall fund performance given our current positioning. In due time, an argument can be made that banks will once again be an attractive buying opportunity. Ultimately, the implementation of new regulation and oversight may drive affected banks to become acquisitive in an effort to gain offsetting cost and revenue synergies. Our goal will be to identify banks for the Fund’s portfolio that are prime takeover candidates in this scenario. However, we first require clarity on potential bank regulation, the realization of negative earnings revisions, an increase in capital and reserves, and a further deterioration in credit quality and sentiment before we begin to “warm up” to the prospect of once again being overweight banks.

LS Opportunity Fund

Management’s Discussion of Fund Performance (continued)

May 31, 2023 - (Unaudited)

Further Portfolio Implications

The failures of Silicon Valley and Signature Bank will likely have significant implications not only for future banking regulations, but also for the economy as a whole. A cloud of uncertainty hangs over lending institutions, which, combined with continued risk of deposit flight, will almost certainly lead to a considerable pullback in lending. This, we fear, will have the result of further cooling an economy which is already in the midst of a Fed-hike induced slowdown. Thus, in addition to the aforementioned activity surrounding banks within the Fund’s portfolio, we took other actions with higher odds of a recession in mind. Long-time investors will recognize this “stock market distress playbook” as we have detailed in prior writings and have employed over the last 25+ years at Prospector. As in past times of stress, during the March turbulence, we decreased gross exposure – reducing overall risk during this period of heightened uncertainty. Additionally, we reduced cyclicality in the portfolio and increased exposure to less cyclical industries like consumer staples, defense, healthcare and property-casualty insurance. While we always tend to have a low leverage, high-quality bias, we looked for any opportunities to upgrade portfolio holdings.

Make no mistake - by no means were we only “playing defense.” We took every opportunity to benefit from the ensuing volatility by quickly reacting to opportunities created from uncertainty. For example, as banks sold off in March, many other non-bank financial service stocks saw significant declines in sympathy, despite having bright prospects and none of the funding concerns the banks had. We feel we were able to make purchases at attractive prices given this “baby with the bath water” reaction. This includes adding to property-casualty exposure via an increase to W.R. Berkley, who continues to benefit from one of the “hardest” pricing environments in our careers, and whose investment portfolios are benefiting from higher interest rates. We also added to holdings within electrification and automation theme, including Sensata Technologies and Zebra Technologies, as well as new investment, Trimble. Trimble helps those in the construction, infrastructure and agricultural industries (among others) plan, design and automate projects. These companies have solid balance sheets, produce substantial cash flows, and sell for attractive valuations. We feel our recent portfolio actions, including the aforementioned examples, leave the Fund on even more solid footing and well positioned for future gains.

Outlook

Over the last 15 months, the Federal Reserve has aggressively raised interest rates in an effort to lower inflation, and equity and bond market declines have been meaningful. Markets seem likely to remain volatile until interest rate increases are behind us. The U.S. and rest of the world continue to manage the impacts of high inflation, geopolitical events,

LS Opportunity Fund

Management’s Discussion of Fund Performance (continued)

May 31, 2023 - (Unaudited)

China’s rotation from a “zero-COVID” policy, and now, stresses within the banking system. In our assessment, the probability of Federal Reserve policy error and/or recession has increased, and now seems likely.

Employment remains strong. Supply / demand imbalances in the labor market suggest further wage gains, which partially mitigates the impact of inflation on the consumer. We expect continued pressure on housing prices as a result of higher interest rates and affordability concerns. However, the shortage of housing after over a decade of underinvestment following the Great Financial Crisis should prevent a disastrous decline in home prices. Lower-income consumers have been most impacted by the current inflationary environment, but consumer balance sheets remain generally healthy for the majority of Americans, and consumer credit quality remains strong at the moment. COVID-related headwinds continue to dissipate. These are reasons to believe a recession could be less significant than the previous two recessionary periods.

Following years of lower interest rates helping to drive ever-higher growth-stock valuations, we feel value investing is ripe for a period of outperformance. We continue to find opportunities to invest in quality businesses with solid balance sheets and cash flows, whose share prices have detached from our assessment of the fundamentals. The bargains inherent in the Fund’s portfolio should attract acquirers and other investors over time.

Thank you for your continued support and we look forward to reporting to you again following our semi-annual date of November 30, 2023.

Steadfast, we remain committed to our goal of making you money while aiming to protect your wealth.

-  Your Team at Long Short Advisors

Long Book

Top Positions

At period’s end, the Fund contained 64 long positions in the portfolio representing companies with what management believes represents long-term value and favorable characteristics such as a discount to private market value, attractive free cash flow yields, and strong balance sheets. The Fund’s top 10 long positions represented approximately 25% of the portfolio and included Berkshire Hathaway, Class B (BRK/B), Arthur J. Gallagher & Co. (AJG), Globe Life. (GL), Progressive (PGR), Merck (MRK), Pioneer Natural Resources

LS Opportunity Fund

Management’s Discussion of Fund Performance (continued)

May 31, 2023 - (Unaudited)

(PXD), Brown & Brown (BRO), Eaton (ETN), Fairfax Financial Holdings (FFH.CN), Leidos Holdings (LDOS).

Contributors

The five stocks in the long book that contributed the largest returns during the Period, from largest to smallest were: Arthur J. Gallagher & Co. (AJG), Merck (MRK), Eaton (ETN), Fairfax Financial Holdings (FFH.CN), and Primerica (PRI).

Detractors

Over the Period, the five stocks in the long book that detracted from returns the most during the Period, from largest to smallest were: Comerica (CMA), U.S. Bancorp (USB), Pioneer Natural Resources (PXD), KeyCorp (KEY), and Leidos Holdings (LDOS).

Largest Purchases

The top purchases by dollar value in the long book for the Period were: Expedia Group (EXPE), Colgate-Palmolive (CL), Fidelity National Information Services (FIS), Dentsply Sirona (XRAY), and Campbell Soup (CPB).

Largest Sales

The top sales by dollar value in the long book for the Period were: State Street (STT), U.S. Bancorp (USB), Berkshire Hathaway, Class B (BRK/B), Synovus Financial (SNV), and Oracle (ORCL).

Short Book

Top Positions

The Fund’s short book at Period’s end contained 27 individual companies that have business model challenges, excessive valuations, and/or potential balance sheet issues. The Fund’s top 20 short positions represented approximately 25% of the portfolio.

Disclosure

Mutual fund investing involves risk and principal loss is possible. You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other

LS Opportunity Fund

Management’s Discussion of Fund Performance (continued)

May 31, 2023 - (Unaudited)

information about the Fund and should be read carefully before investing. You may obtain a current copy of the Fund’s prospectus by calling 1-877-336-6763. The Fund is distributed by Ultimus Fund Distributors, LLC.

Investment in shares of a long/short equity fund have the potential for significant risk and volatility. A short equity strategy can diminish returns in a rising market as well as having the potential for unlimited losses. These types of funds typically have a high portfolio turnover that could increase transaction costs and cause short-term capital gains to be realized.

The performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. For performance current to the most recent month end, call 1-877-336-6763.

Morningstar Disclosure:

© 2023 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

The Morningstar Rating™ for funds, or “star rating”, is calculated for managed products (including mutual funds, variable annuity and variable life subaccounts, exchange-traded funds, closed-end funds, and separate accounts) with at least a three-year history. Exchange-traded funds and open-ended mutual funds are considered a single population for comparative purposes. It is calculated based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a managed product’s monthly excess performance, placing more emphasis on downward variations and rewarding consistent performance. The Morningstar Rating does not include any adjustment for sales loads. The top 10% of products in each product category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star. The Overall Morningstar Rating for a managed product is derived from a weighted average of the performance figures associated with its three-, five-, and 10-year (if applicable) Morningstar Rating metrics. The weights are: 100% three-year rating for 36-59 months of total returns, 60% five-year rating/40% three-year rating for 60-119 months of total

LS Opportunity Fund

Management’s Discussion of Fund Performance (continued)

May 31, 2023 - (Unaudited)

returns, and 50% 10-year rating/30% five-year rating/20% three-year rating for 120 or more months of total returns. While the 10-year overall star rating formula seems to give the most weight to the 10- year period, the most recent three-year period actually has the greatest impact because it is included in all three rating periods. As of May 31, 2023, the LS Opportunity Fund was rated against the following numbers of US Long Short category funds over the following time periods: 168 funds in the last three years, 149 funds in the last five years, and 72 funds in the last 10 years. Past performance is no guarantee of future results.

Investment Results (Unaudited)

Average Annual Total Returns(a) as of May 31, 2023

	One Year	Five Year	Ten Year
LS Opportunity Fund	(0.84)%	4.75%	5.54%
S&P 500® Index(b)	2.92%	11.01%	11.99%

Total annual operating expenses, as disclosed in the LS Opportunity Fund’s (the “Fund”) prospectus dated September 28, 2022, were 2.92% of average daily net assets (2.89% after fee waivers and expense reimbursements by Long Short Advisors, LLC (the “Adviser”)). The Adviser has entered into an expense limitation agreement, pursuant to which it will waive its fees and/or reimburse other expenses of the Fund until September 30, 2023, so that Total Annual Fund Operating Expenses does not exceed 1.95%. This operating expense limitation does not apply to borrowing costs such as interest and dividends on securities sold short, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Fund’s business, expenses incurred under a Rule 12b-1 plan of distribution, “acquired fund fees and expenses,” and expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Each fee waiver or reimbursement of an expense by the Adviser is subject to repayment by the Fund within the three years following the date of such waiver or reimbursement, provided that the Fund is able to make the repayment without exceeding the expense limitation in place at the time of the waiver or reimbursement and the expense limitation in place at the time of the repayment. This agreement may only be terminated by mutual consent of the Adviser and the Board of Trustees.

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Prior to May 28, 2015, the Fund’s performance was attributable to a previous sub-adviser. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the Fund and may be obtained by calling (877) 336-6763. Please read it carefully before investing. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (877) 336-6763.

(a)	Average annual total returns reflect any change in price per share and assume the reinvestment of all distributions. The Fund’s returns reflect any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would have been lower.

(b)	The S&P 500® Index is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. The index is an unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees. Individuals cannot invest directly in this index; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

The Fund is distributed by Ultimus Fund Distributors, LLC, Member FINRA/SIPC.

Investment Results (Unaudited) (continued)

Comparison of the Growth of a $10,000 Investment in the LS Opportunity Fund and the S&P 500® Index (Unaudited)

The chart above assumes an initial investment of $10,000 made on May 31, 2013 and held through May 31, 2023. THE FUND’S RETURNS REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of the Fund’s shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance may be lower or higher than the performance data quoted. For more information on the Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call (877) 336-6763. You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

The Fund is distributed by Ultimus Fund Distributors, LLC, member FINRA/SIPC.

Fund Holdings (Unaudited)

May 31, 2023

Sector Exposure

(Based on Net Assets)

	Long	Short	Gross	Net
Communication Services	2.06%	0.00%	2.06%	2.06%
Consumer Discretionary	4.84%	-3.28%	8.12%	1.56%
Consumer Staples	8.95%	-6.00%	14.95%	2.95%
Energy	5.41%	0.00%	5.41%	5.41%
Financials	31.84%	-12.70%	44.54%	19.14%
Health Care	11.12%	-1.51%	12.63%	9.61%
Industrials	14.20%	0.00%	14.20%	14.20%
Information Technology	4.37%	-3.28%	7.65%	1.09%
Materials	3.67%	0.00%	3.67%	3.67%
Real Estate	1.34%	0.00%	1.34%	1.34%
Exchange-Traded Funds	0.96%	-2.49%	3.45%	-1.53%
Total Sector Exposure	88.76%	-29.26%	118.02%	59.50%
Call Options Written	0.00%	-0.08%	-0.08%	-0.08%
Money Market Funds	8.28%	0.00%	8.28%	8.28%

The LS Opportunity Fund seeks to generate long-term capital appreciation by investing in both long and short positions within a portfolio consisting of primarily publicly-traded common stock, with less net exposure than that of the stock market in general.

Availability of Portfolio Schedules (Unaudited)

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at http:// www.sec.gov and on the Fund’s website at http://www.longshortadvisors.com.

LS Opportunity Fund
Schedule of Investments
May 31, 2023

COMMON STOCKS - LONG - DOMESTIC — 76.58%	Shares	Fair Value
Communication Services — 2.06%
Alphabet, Inc., Class A(a)	14,400	$1,769,328
Alphabet, Inc., Class C(a)	9,750	1,202,857
		2,972,185
Consumer Discretionary — 4.84%
Darden Restaurants, Inc.(b)	10,675	1,692,201
eBay, Inc.(b)	27,225	1,158,151
Expedia Group, Inc.(a)	13,777	1,318,597
Home Depot, Inc. (The)(b)	7,125	2,019,581
Texas Roadhouse, Inc. (b)	7,225	779,578
		6,968,108
Consumer Staples — 7.83%
Campbell Soup Co.	33,575	1,697,216
Church & Dwight Co., Inc.(b)	28,300	2,616,335
Colgate-Palmolive Co.	27,175	2,021,276
Mondelez International, Inc., Class A(b)	38,050	2,793,251
Procter & Gamble Co. (The)	15,160	2,160,300
		11,288,378
Energy — 5.41%
Hess Corp.	11,900	1,507,373
Pioneer Natural Resources Co.(b)	17,662	3,522,509
Schlumberger Ltd.(b)	64,550	2,764,677
		7,794,559
Financials — 26.08%
Arthur J. Gallagher & Co.(b)	19,966	3,999,789
Berkshire Hathaway, Inc., Class B(a) (b)	13,855	4,448,563
Brown & Brown, Inc.(b)	55,682	3,470,659
Cboe Global Markets, Inc.(b)	15,875	2,102,167
Citigroup, Inc.(b)	31,475	1,394,972
Federated Hermes, Inc., Class B(b)	37,291	1,283,929
Fidelity National Information Services, Inc.(b)	29,912	1,632,298
Globe Life, Inc.(b)	38,655	3,988,423
Markel Corp.(a)	1,430	1,880,064
PJT Partners, Inc., Class A(b)	17,800	1,199,720
PNC Financial Services Group, Inc. (The)(b)	11,430	1,323,937
Primerica, Inc.(b)	12,950	2,357,159
Progressive Corp. (The)(b)	30,880	3,949,861
SouthState Corp.	13,975	873,717
Voya Financial, Inc.(b)	21,262	1,441,564
W.R. Berkley Corp.(b)	40,220	2,239,450
		37,586,272
Health Care — 9.17%
Abbott Laboratories(b)	15,030	1,533,060
Cigna Corp.(b)	9,293	2,299,181
DENTSPLY SIRONA, Inc.	49,300	1,780,716
Johnson & Johnson(b)	12,244	1,898,555
Merck & Co., Inc.(b)	33,174	3,662,742

See accompanying notes which are an integral part of these financial statements.

LS Opportunity Fund
Schedule of Investments (continued)
May 31, 2023

COMMON STOCKS - LONG - DOMESTIC — 76.58% - continued	Shares	Fair Value
Health Care — 9.17% - continued
Pfizer, Inc.(b)	53,825	$2,046,426
		13,220,680
Industrials — 12.41%
Carrier Global Corp.(b)	54,385	2,224,346
Curtiss-Wright Corp.	6,850	1,082,711
Eaton Corp. PLC(b)	18,250	3,210,175
Fortune Brands Innovations, Inc.	12,600	761,670
General Dynamics Corp.(b)	7,865	1,605,876
Leidos Holdings, Inc.(b)	37,693	2,942,316
Otis Worldwide Corp.(b)	22,580	1,795,336
Paychex, Inc.	11,450	1,201,448
Raytheon Technologies Corp.(b)	15,960	1,470,554
Sensata Technologies Holding PLC(b)	38,175	1,585,026
		17,879,458
Information Technology — 4.37%
Littelfuse, Inc.(b)	5,380	1,377,495
Microsoft Corp.(b)	6,390	2,098,412
Trimble, Inc.(a)	31,620	1,475,706
Zebra Technologies Corp., Class A(a)	5,130	1,346,984
		6,298,597
Materials — 3.07%
Axalta Coating Systems Ltd.(a)	30,350	880,454
Newmont Goldcorp Corp.	19,195	778,357
PPG Industries, Inc.(b)	21,029	2,760,897
		4,419,708
Real Estate — 1.34%
Howard Hughes Corp. (The)(a) (b)	25,895	1,930,990

Total Common Stocks - Long - Domestic (Cost $100,666,020)		110,358,935

COMMON STOCKS - LONG - INTERNATIONAL — 11.22%
Consumer Staples — 1.12%
Nestle S.A.	13,600	1,610,996

Financials — 5.76%
Everest Re Group Ltd.(b)	7,030	2,390,340
Fairfax Financial Holdings Ltd.	4,426	3,176,717
First BanCorp.	120,750	1,347,570
RenaissanceRe Holdings Ltd.(b)	7,405	1,394,880
		8,309,507
Health Care — 1.95%
Medtronic PLC(b)	33,950	2,809,702

Industrials — 1.79%
Pentair PLC(b)	46,625	2,586,289

See accompanying notes which are an integral part of these financial statements.

LS Opportunity Fund
Schedule of Investments (continued)
May 31, 2023

COMMON STOCKS - LONG - INTERNATIONAL —11.22% - continued	Shares	Fair Value
Materials — 0.60%
Agnico Eagle Mines Ltd.(b)	17,132	$869,963

Total Common Stocks - Long - International
(Cost $14,807,721)		16,186,457

EXCHANGE-TRADED FUNDS — 0.96%
Aberdeen Standard Physical Platinum Shares ETF(a) (b)	15,115	1,393,754
Total Exchange-Traded Funds (Cost $1,467,797)		1,393,754

MONEY MARKET FUNDS — 8.28%
Invesco Treasury Portfolio, Institutional Class, 5.04%(c)		11,929,146
Total Money Market Funds (Cost $11,929,146)		11,929,146

Total Investments — 97.04%
(Cost $128,870,684)		139,868,292
Other Assets in Excess of Liabilities — 2.96%		4,261,397
NET ASSETS — 100.00%		$144,129,689

(a)	Non-income producing security.

(b)	All or a portion of the security is held as collateral for securities sold short and written options. The fair value of this collateral on May 31, 2023 was $61,309,221.

(c)	Rate disclosed is the seven day effective yield as of May 31, 2023.

ETF - Exchange-Traded Fund

See accompanying notes which are an integral part of these financial statements.

LS Opportunity Fund
Schedule of Securities Sold Short
May 31, 2023

COMMON STOCKS - SHORT - DOMESTIC - (20.51)%	Shares	Fair Value
Consumer Discretionary - (3.28)%
Brinker International, Inc.(a)	(18,640)	$(681,851)
Harley-Davidson, Inc.	(18,825)	(585,646)
McDonald’s Corp.	(5,150)	(1,468,316)
Service Corp. International	(31,250)	(1,987,813)
		(4,723,626)
Consumer Staples - (6.00)%
Dollar Tree, Inc.(a)	(19,050)	(2,569,464)
Edgewell Personal Care Co.	(37,200)	(1,448,940)
Hershey Co. (The)	(5,555)	(1,442,633)
Kimberly-Clark Corp.	(10,710)	(1,438,139)
Sysco Corp.	(25,025)	(1,750,499)
		(8,649,675)
Financials - (6.44)%
Berkshire Hills Bancorp, Inc.	(37,650)	(769,942)
Byline Bancorp, Inc.	(30,850)	(546,662)
CNO Financial Group, Inc.	(47,600)	(1,033,396)
Enterprise Financial Services Corp.	(26,700)	(1,084,554)
First Hawaiian, Inc.	(54,175)	(893,346)
Prudential Financial, Inc.	(13,559)	(1,066,958)
Travelers Companies, Inc. (The)	(11,700)	(1,980,108)
Truist Financial Corp.	(43,525)	(1,326,207)
Washington Trust Bancorp, Inc.	(22,350)	(569,031)
		(9,270,204)
Health Care - (1.51)%
UnitedHealth Group, Inc.	(2,275)	(1,108,471)
Zimmer Biomet Holdings, Inc.	(8,400)	(1,069,656)
		(2,178,127)
Information Technology - (3.28)%
Amphenol Corp., Class A	(23,550)	(1,776,848)
Apple, Inc.	(16,625)	(2,946,781)
		(4,723,629)
TOTAL COMMON STOCKS - SHORT - DOMESTIC (Proceeds Received $31,236,027)		(29,545,261)

COMMON STOCKS - SHORT - INTERNATIONAL - (6.26)%
Financials - (6.26)%
Aon PLC, Class A	(5,725)	(1,764,960)
Commonwealth Bank of Australia	(31,205)	(1,963,985)
Muenchener Rueckversicherungs-Gesellshaft AG	(6,200)	(2,213,102)
Swiss Re AG	(22,025)	(2,205,668)
Westpac Banking Corp.	(65,600)	(882,232)
		(9,029,947)
TOTAL COMMON STOCKS - SHORT - INTERNATIONAL
(Proceeds Received $9,425,414)		(9,029,947)

See accompanying notes which are an integral part of these financial statements.

LS Opportunity Fund
Schedule of Securities Sold Short (continued)
May 31, 2023

EXCHANGE-TRADED FUNDS - (2.49)%	Shares	Fair Value
Vanguard Energy ETF	(33,950)	(3,594,286)

TOTAL EXCHANGE-TRADED FUNDS (Proceeds Received $4,223,907)		(3,594,286)

TOTAL SECURITIES SOLD SHORT - (29.26)% (Proceeds Received $44,885,348)		$(42,169,494)

(a)	Non-dividend expense producing security.

ETF - Exchange-Traded Fund

The sectors shown on the schedule of investments and schedule of securities sold short are based on the Global Industry Classification Standard, or GICSR (“GICS”). The GICS was developed by and/ or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by Ultimus Fund Solutions, LLC.

See accompanying notes which are an integral part of these financial statements.

LS Opportunity Fund
Schedule of Written Options
May 31, 2023

	Number of	Notional	Exercise	Expiration
Description	Contracts	Amount	Price	Date	Fair Value
CALL OPTIONS WRITTEN - (0.08)%
Cboe Global Markets, Inc.	(44)	$(582,648)	$140.00	1/19/2024	$(27,500)
Cigna Corp.	(78)	(1,929,798)	330.00	1/19/2024	(15,405)
Texas Roadhouse, Inc.	(40)	(431,600)	105.00	1/19/2024	(47,400)
Texas Roadhouse, Inc.	(29)	(312,910)	110.00	1/19/2024	(26,100)

Total Call Options Written (Premiums Received $345,664)					$(116,405)

See accompanying notes which are an integral part of these financial statements.

LS Opportunity Fund
Statement of Assets and Liabilities
May 31, 2023

Assets
Investments in securities, at fair value (cost $128,870,684) (Note 3)	$139,868,292
Deposits at broker for securities sold short (Note 2)	46,248,321
Receivable for fund shares sold	13,385
Receivable for investments sold	355,720
Dividends receivable	276,006
Tax reclaims receivable	32,206
Prepaid expenses	21,095
Total Assets	186,815,025
Liabilities
Investments in securities sold short, at fair value (proceeds received $44,885,348) (Note 2)	42,169,494
Options written, at fair value (premium received $345,664)	116,405
Payable for fund shares redeemed	31,994
Dividend expense payable on short positions	96,704
Payable to Adviser (Note 4)	211,249
Payable to Administrator (Note 4)	18,763
Payable to trustees	167
Other accrued expenses	40,560
Total Liabilities	42,685,336
Net Assets	$144,129,689
Net Assets consist of:
Paid-in capital	$131,059,446
Accumulated earnings	13,070,243
Net Assets	$144,129,689
Shares outstanding (unlimited number of shares authorized, no par value)	9,467,685
Net asset value, offering and redemption price per share (Note 2)	$15.22

See accompanying notes which are an integral part of these financial statements.

LS Opportunity Fund
Statement of Operations
For the year ended May 31, 2023

Investment Income
Dividend income (net of foreign taxes withheld of $25,340)	$2,819,691
Interest income	1,219,027
Total investment income	4,038,718
Expenses
Investment Adviser fees (Note 4)	2,341,650
Dividend expense on securities sold short (Note 2)	1,348,947
Administration fees (Note 4)	108,448
Fund accounting fees (Note 4)	44,628
Short sale and interest expense	31,588
Registration expenses	29,116
Legal fees	20,725
Audit and tax preparation expenses	19,320
Transfer agent fees (Note 4)	18,741
Custodian fees	16,837
Compliance services fees (Note 4)	12,000
Printing and postage expenses	11,540
Trustee expenses	7,658
Miscellaneous	42,005
Total expenses	4,053,203
Fees waived by Adviser (Note 4)	(63,106)
Net operating expenses	3,990,097
Net investment income	48,621
Net Realized and Change in Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Investment securities	900,156
Securities sold short	(993,662)
Written options	138,036
Purchased options	19,931
Foreign currency	(11,149)
Change in unrealized appreciation (depreciation) on:
Investment securities	(6,896,322)
Securities sold short	4,483,464
Written options	229,259
Foreign currency translations	1,666
Net realized and change in unrealized loss on investments	(2,128,621)
Net decrease in net assets resulting from operations	$(2,080,000)

See accompanying notes which are an integral part of these financial statements.

LS Opportunity Fund
Statements of Changes in Net Assets

	For the Year	For the Year
	Ended May 31,	Ended May 31,
	2023	2022
Increase (Decrease) in Net Assets due to:
Operations
Net investment income (loss)	$48,621	$(1,381,226)
Net realized gain on investment transactions	53,312	6,603,355
Change in unrealized depreciation on investments	(2,181,933)	(6,441,025)
Net decrease in net assets resulting from operations	(2,080,000)	(1,218,896)

Distributions to Shareholders from Earnings (Note 2)	(6,590,602)	(5,931,433)

Capital Transactions
Proceeds from shares sold	40,732,965	38,556,706
Reinvestment of distributions	5,223,832	5,523,480
Amount paid for shares redeemed	(32,601,059)	(29,908,811)
Net increase in net assets resulting from capital transactions	13,355,738	14,171,375

Total Increase in Net Assets	4,685,136	7,021,046

Net Assets
Beginning of year	139,444,553	132,423,507
End of year	$144,129,689	$139,444,553

Share Transactions
Shares sold	2,615,470	2,335,149
Shares issued in reinvestment of distributions	342,771	340,116
Shares redeemed	(2,118,726)	(1,831,152)
Net increase in shares outstanding	839,515	844,113

See accompanying notes which are an integral part of these financial statements.

LS Opportunity Fund
Financial Highlights
(For a share outstanding during each year)

	For the Years Ended May 31,
	2023	2022	2021	2020	2019
Selected Per Share Data:
Net asset value, beginning of year	$16.16	$17.01	$13.99	$14.07	$13.96
Investment operations:
Net investment income (loss)	0.01	(0.15)	(0.13)	(0.07)	(0.01)
Net realized and unrealized gain (loss) on investments	(0.14)	0.02	3.35	0.17 (a)	0.47
Total from investment operations	(0.13)	(0.13)	3.22	0.10	0.46
Less distributions to shareholders from:
Net realized gains	(0.81)	(0.72)	(0.20)	(0.18)	(0.35)
Net asset value, end of year	$15.22	$16.16	$17.01	$13.99	$14.07
Total Return(b)	(0.84)%	(0.77)%	23.17%	0.62%	3.44%
Ratios and Supplemental Data:
Net assets, end of year (000 omitted)	$144,130	$139,445	$132,424	$82,695	$68,753
Ratio of net expenses to average net assets (c)	2.98%	2.87%	2.71%	2.84%	2.89%
Ratio of expenses to average net assets before waiver and reimbursement(c)	3.03%	2.90%	2.78%	2.97%	3.11%
Ratio of net investment income (loss) to average net assets	0.04%	(1.00)%	(1.04)%	(0.52)%	(0.15)%
Portfolio turnover rate	74.68%	55.37%	69.69%	69.47%	40.31%

(a)	The amount shown for a share outstanding throughout the year does not accord with the change in aggregate gains and losses in the portfolio of securities during the year due to the timing of sales and purchases of fund shares in relation to fluctuating market values during the year.

(b)	Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.

(c)	Includes dividend and interest expense of 1.03%, 0.92%, 0.76%, 0.89% and 0.94% for the fiscal years ended May 31, 2023, 2022, 2021, 2020 and 2019, respectively.

See accompanying notes which are an integral part of these financial statements.

LS Opportunity Fund
Notes to the Financial Statements
May 31, 2023

NOTE 1. ORGANIZATION

The LS Opportunity Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end, diversified series of Valued Advisers Trust (the “Trust”). The Trust is a management investment company established under the laws of Delaware by an Agreement and Declaration of Trust dated June 13, 2008 (the “Trust Agreement”). The Trust Agreement permits the Board of Trustees (the “Board” or the “Trustees”) to issue an unlimited number of shares of beneficial interest of separate series without par value. The Fund is one of a series of funds authorized by the Board. The Fund’s investment adviser is Long Short Advisors, LLC (the “Adviser”). The Adviser has retained Prospector Partners, LLC (the “Sub-Adviser”) to serve as the sub-adviser to provide portfolio management and related services to the Fund. The Sub-Adviser receives a fee from the Adviser (not the Fund) for these services. The investment objective of the Fund is to generate long-term capital appreciation by investing in both long and short positions within a portfolio consisting of primarily publicly-traded common stock, with less net exposure than that of the stock market in general.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes – The Fund makes no provision for federal income or excise tax. The Fund has qualified and intends to qualify each year as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income. The Fund also intends to distribute sufficient net investment income and net realized capital gains, if any, so that it will not be subject to excise tax on

LS Opportunity Fund
Notes to the Financial Statements (continued)
May 31, 2023

undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense.

As of and during the fiscal year ended May 31, 2023, the Fund did not have any liabilities for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statement of Operations when incurred. During the fiscal year ended May 31, 2023, the Fund did not incur any interest or penalties. Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last three tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds of the Trust based on each fund’s relative net assets or another appropriate basis (as determined by the Board).

Security Transactions and Related Income – The Fund follows industry practice and records security transactions on the trade date for financial reporting purposes. For financial statement and income tax purposes, the specific identification method is used for determining capital gains or losses. Dividend income and dividend expense are recorded on the ex-dividend date and interest income is recorded on an accrual basis. Dividend income from real estate investment trusts (REITs) and distributions from limited partnerships are recognized on the ex-date. The calendar year end classification of distributions received from REITs during the fiscal year are reported subsequent to year end; accordingly, the Fund estimates the character of REIT distributions based on the most recent information available. Income or loss from Limited Partnerships is reclassified among the components of net assets upon receipt of Schedules K-1 (Form 1065). Non-cash income, if any, is recorded at the fair market value of the securities received. Withholding taxes on foreign dividends, if any, have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Foreign Currency Translation – Foreign currency amounts are translated into U.S. dollars as follows: (i) assets and liabilities at the rate of exchange at the end of the respective period; and (ii) purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. The portion of the results of operations arising from changes in the exchange rates and the portion due to fluctuations arising from changes in the market prices of securities are not isolated. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

LS Opportunity Fund
Notes to the Financial Statements (continued)
May 31, 2023

The Fund may enter into transactions to purchase or sell foreign currencies to protect the U.S. dollar value of its underlying portfolio securities against the effect of possible adverse movements in foreign exchange rates. Principal risks associated with such transactions include the movement in value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to meet its obligations. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the company’s books and the U.S. dollar equivalent of the amounts actually received or paid. These instruments involve market risk, credit risk, or both in excess of the amount that would be recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

The Fund may be subject to foreign taxes related to foreign income received, capital gain on the sale of securities and certain foreign currency transactions (a portion of which may be reclaimable). All foreign taxes are recorded in accordance with the applicable regulations and rates that exist in the foreign jurisdictions in which the Fund invests.

Dividends and Distributions – The Fund intends to distribute its net investment income and net realized long-term and short-term capital gains, if any, at least annually. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the period from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified among the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value (“NAV”) per share of the Fund.

For the fiscal year ended May 31, 2023, the Fund made the following reclassifications to increase (decrease) the components of net assets:

Accumulated Earnings
Paid-In Capital	(Deficit)
$(671,918)	$671,918

These reclassifications are due primarily to the net operating loss incurred by the Fund.

LS Opportunity Fund
Notes to the Financial Statements (continued)
May 31, 2023

Share Valuation – The NAV is calculated each day the New York Stock Exchange (the “NYSE”) is open by dividing the total value of the Fund’s assets, less liabilities, by the number of shares outstanding for the Fund.

Short Sales – The Fund may make short sales as part of its overall portfolio management strategies or to offset a potential decline in value of a security. The Fund may engage in short sales with respect to various types of securities, including exchange-traded funds (ETFs). A short sale involves the sale of a security that is borrowed from a broker or other institution to complete the sale. The Fund may engage in short sales with respect to securities it owns, as well as securities that it does not own. Short sales expose the Fund to the risk that it will be required to acquire, convert or exchange securities to replace the borrowed securities (also known as “covering” the short position) at a time when the securities sold short have appreciated in value, thus resulting in a loss to the Fund. The amount of loss may exceed the proceeds received in a short sale. The Fund’s investment performance may also suffer if the Fund is required to close out a short position earlier than it had intended. The Fund must segregate assets determined to be liquid in accordance with procedures established by the Board, or otherwise cover its position in a permissible manner. The Fund will be required to pledge liquid assets to the broker in order to secure its performance on short sales. As a result, the assets pledged may not be available to meet the Fund’s needs for immediate cash or other liquidity. In addition, the Fund may be subject to expenses related to short sales that are not typically associated with investing in securities directly, such as costs of borrowing and margin account maintenance costs associated with the Fund’s open short positions. These types of short sales expenses are sometimes referred to as the “negative cost of carry,” and will reduce the Fund’s potential return on a short sale. The amount of restricted cash or cash equivalents held at the broker as collateral for securities sold short was $46,248,321 as of May 31, 2023.

Dividend expenses on securities sold short and borrowing costs are not covered under the Adviser’s expense limitation agreement with the Fund and, therefore, these expenses will be borne by the shareholders of the Fund.

Purchasing Call Options – The Fund may purchase call options. As the holder of a call option, the Fund has the right to purchase the underlying security at the exercise price at any time during the option period. The Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. The Fund may also purchase call options on relevant stock indexes. Call options may also be purchased by the Fund for the purpose of acquiring the underlying securities for its portfolio. Utilized in this fashion, the purchase of call options enables the Fund to acquire the securities at the exercise price of the call option plus the premium paid. At times the net cost of acquiring securities in this manner may be less than the cost of acquiring the securities directly. This

LS Opportunity Fund
Notes to the Financial Statements (continued)
May 31, 2023

technique may also be useful to the Fund in purchasing a large block of securities that would be more difficult to acquire by direct market purchases. So long as it holds such a call option rather than the underlying security itself, the Fund is partially protected from any unexpected decline in the market price of the underlying security and in such event could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option. The Fund did not transact in purchased call option contracts during the fiscal year ended May 31, 2023.

Purchasing Put Options – The Fund may purchase put options. As the holder of a put option, the Fund has the right to sell the underlying security at the exercise price at any time during the option period. The Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. The Fund may purchase a put option on an owned underlying security (a “protective put”) as a defensive technique to protect against an anticipated decline in the value of the security. Such hedge protection is provided only during the life of the put option when the Fund, as the holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security’s market price. The Fund may also purchase put options at a time when it does not own the underlying security. By purchasing put options on a security it does not own, the Fund seeks to benefit from a decline in the market price of the underlying security. If the put option is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price during the life of the put option, the Fund will lose its entire premium paid for the put option. In order for the purchase of a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs.

Writing Options – The Fund may write covered call options on equity securities that the Fund is eligible to purchase to extend a holding period to obtain long-term capital gain treatment, to earn premium income, to assure a definite price for a security it has considered selling, or to close out options previously purchased. The Fund may write covered call options if, immediately thereafter, not more than 30% of its net assets would be committed to such transactions. A call option gives the holder (buyer) the right to purchase a security at a specified price (the exercise price) at any time until a certain date (the expiration date). A call option is “covered” if the Fund owns the underlying security subject to the call option at all times during the option period. When the Fund writes a covered call option, it maintains a segregated account with its custodian, cash, or liquid portfolio securities in an amount not less than the exercise price at all times while the option is outstanding.

The Fund may write covered put options on equity securities and futures contracts that the Fund is eligible to purchase to earn premium income or to assure a definite price

LS Opportunity Fund
Notes to the Financial Statements (continued)
May 31, 2023

for a security if it is considering acquiring the security at a lower price than the current market price or to close out options previously purchased. The Fund may not write a put option if, immediately thereafter, more than 25% of its net assets would be committed to such transactions. A put option gives the holder of the option the right to sell, and the writer has the obligation to buy, the underlying security at the exercise price at any time during the option period. The operation of put options in other respects is substantially identical to that of call options. When the Fund writes a covered put option, it maintains in a segregated account with its custodian cash or liquid portfolio securities in an amount not less than the exercise price at all times while the put option is outstanding.

Foreign Currency Exchange Contracts – The Fund may engage in foreign currency exchange transactions. The value of the Fund’s portfolio securities that are invested in non-U.S. dollar denominated instruments as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates, and the Fund may incur costs in connection with conversions between various currencies. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through forward foreign currency exchange contracts, to purchase or sell foreign currencies. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers. The Fund will not, however, hold foreign currency except in connection with the purchase and sale of foreign portfolio securities. The Fund did not transact in forward foreign currency exchange contracts during the fiscal year ended May 31, 2023.

Derivative Transactions – The following tables identify the location and fair value of derivative instruments on the Statement of Assets and Liabilities as of May 31, 2023 and the effect of derivative instruments on the Statement of Operations for the fiscal year ended May 31, 2023.

As of May 31, 2023:

	Location of Derivatives on
	Statement of Assets and Liabilities
Derivatives	Liability Derivatives	Fair Value
Equity Price Risk:
Options Written	Options written, at fair value	(116,405)

LS Opportunity Fund
Notes to the Financial Statements (continued)
May 31, 2023

For the fiscal year ended May 31, 2023:

			Change in Unrealized
	Location of Gain (Loss) on	Realized Gain	Appreciation
	Derivatives on Statement of	(Loss) on	(Depreciation) on
Derivatives	Operations	Derivatives	Derivatives
Equity Price Risk:
Options Purchased	Net realized gain on purchased options	$19,931	$—
Options Written	Net realized gain and change in unrealized appreciation (depreciation) on written options	138,036	229,259

The following table summarizes the average ending monthly fair value of derivatives outstanding during the fiscal year ended May 31, 2023:

Average Ending Monthly
Derivatives	Fair Value(a)
Options Purchased	$255,310
Options Written	(215,206)

(a)	Average based on the 12 months during the period that had activity.

The following table provides a summary of offsetting financial liabilities and derivatives and the effect of derivative instruments on the Statement of Assets and Liabilities as of May 31, 2023:

Gross Amounts Not Offset
in Statements of Assets and
Liabilities
Net Amounts
		Gross Amounts	of Liabilities
		Offset in	Presented in
	Gross Amounts	Statement of	Statement of
	of Recognized	Assets and	Assets and	Financial	Collateral	Net
	Liabilities	liabilities	Liabilities	Instruments	Pledged	Amount
Written Options	$116,405	$—	$116,405	$(116,405)	$—	$—

Other - The Securities and Exchange Commission (“SEC”) adopted Rule 18f-4 under the 1940 Act which, effective August 19, 2022, regulates the use of derivatives for certain funds registered under the 1940 Act (“Rule 18f-4”). The Trust has adopted a Rule 18f-4 Policy which provides, among other things, that unless a Fund qualifies as a “limited derivatives user” as defined in Rule 18f-4, the Fund is required to establish and maintain a comprehensive derivatives risk management program, subject to oversight by the Board,

LS Opportunity Fund
Notes to the Financial Statements (continued)
May 31, 2023

to appoint a derivatives risk manager, to comply with certain value-at-risk based leverage limits and to provide additional disclosure both publicly and to the SEC regarding its derivatives positions. If a Fund qualifies as a limited derivatives user, Rule 18f-4 requires the Fund to have policies and procedures to manage its aggregate derivatives risk. The Fund has not qualified as a limited derivatives user and is currently complying with Rule 18f-4.

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

The Fund values its portfolio securities at fair value as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time) on each business day the NYSE is open for business. Fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained and available from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

●	Level 1 – unadjusted quoted prices in active markets for identical investments and/or registered investment companies where the value per share is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date

●	Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

LS Opportunity Fund
Notes to the Financial Statements (continued)
May 31, 2023

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy which is reported is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities that are traded on any stock exchange are generally valued at the last quoted sale price on the security’s primary exchange. Lacking a last sale price, an exchange-traded security is generally valued at its last bid price, except in the case of a security sold short, in which case the last ask price is utilized. Securities traded in the NASDAQ over-the-counter market are generally valued at the NASDAQ Official Closing Price. When using the market quotations and when the market is considered active, the security is classified as a Level 1 security. In the event that market quotations are not readily available or are considered unreliable due to market or other events, securities are valued in good faith by the Adviser as “valuation designee” under the oversight of the Board. The Adviser has adopted written policies and procedures for valuing securities and other assets in circumstances where market quotes are not readily available. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Adviser pursuant to its policies and procedures. On a quarterly basis, the Adviser’s fair valuation determinations will be reviewed by the Board. Under these policies, the securities will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used.

Investments in mutual funds, including money market mutual funds, are generally priced at the ending NAV. These securities are categorized as Level 1 securities.

Exchange-traded options on securities and indices purchased or sold by the Fund generally will be valued at the mean of the last bid and ask prices. If there is no such reported ask on the valuation date, purchased options are valued at the most recent bid price. If there is no such reported bid on the valuation date, written options are valued at the most recent ask price. On the last business day of each month, the Cboe Options Exchange (“Cboe”) conducts special end-of-month non-trading closing rotations for the sole purpose of determining the fair value of the S&P 500® Index (SPX) option series. For month end valuations of SPX, the Cboe adjusted price will be used if the special end-of-month non-trading closing rotation fair value price differs from the price provided at market close. Options will generally be categorized as Level 2 securities.

LS Opportunity Fund
Notes to the Financial Statements (continued)
May 31, 2023

The following is a summary of the inputs used to value the Fund’s investments as of May 31, 2023:

		Valuation Inputs
Assets	Level 1	Level 2	Level 3	Total
Common Stocks -Long-Domestic (a)	$110,358,935	$—	$—	$110,358,935
Common Stocks -Long-International (a)	16,186,457	—	—	16,186,457
Exchange-Traded Funds	1,393,754	—	—	1,393,754
Money Market Funds	11,929,146	—	—	11,929,146
Total	$139,868,292	$—	$—	$139,868,292

(a)	Refer to Schedule of Investments for sector classifications.

		Valuation Inputs
Liabilities	Level 1	Level 2	Level 3	Total
Common Stocks-Short- Domestic(a)	$(29,545,261)	$—	$—	$(29,545,261)
Common Stocks
-Short- International(a)	(9,029,947)	—	—	(9,029,947)
Exchange-Traded Funds	(3,594,286)	—	—	(3,594,286)
Call Options Written	—	(116,405)	—	(116,405)
Total	$(42,169,494)	$(116,405)	$—	$(42,285,899)

(a)	Refer to Schedule of Securities Sold Short for sector classifications.

The Fund did not hold any investments at the end of the reporting period for which significant unobservable inputs (Level 3) were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period.

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES AND OTHER SERVICE PROVIDERS

The Adviser, under the terms of the management agreement (the “Agreement”), manages the Fund’s investments. As compensation for its management services, the Fund pays the Adviser a fee, computed and accrued daily and paid monthly, at an annual rate of 1.75% of the Fund’s average daily net assets.

The Adviser has contractually agreed to waive its management fee and/or reimburse certain Fund operating expenses, but only to the extent necessary so that the Fund’s net expenses (excluding borrowing costs such as interest and dividends on securities sold short, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Fund’s business, expenses incurred under a Rule 12b-1 plan of distribution, “acquired fund fees and expenses” (i.e., investment companies in which the

LS Opportunity Fund
Notes to the Financial Statements (continued)
May 31, 2023

Fund may invest), and expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement) do not exceed 1.95% of the average daily net assets of the Fund.

Each fee waiver or expense reimbursement by the Adviser is subject to repayment by the Fund within the three years following the date on which the fee waiver or expense reimbursement occurred, provided that the Fund is able to make the repayment without exceeding the expense limitation that is in effect at the time of the repayment or at the time of the fee waiver or expense reimbursement, whichever is lower. The contractual agreement is in effect through September 30, 2023. The expense cap may not be terminated prior to this date except by mutual consent of the Adviser and the Board. The amounts subject to repayment by the Fund, pursuant to the aforementioned conditions, are as follows:

Recoverable Through
May 31, 2024	$81,080
May 31, 2025	47,098
May 31, 2026	63,106

The Trust retains Ultimus Fund Solutions, LLC (“Ultimus” or the “Administrator”) to provide the Fund with administration, fund accounting and transfer agent services, including all regulatory reporting.

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of Ultimus, provides a Chief Compliance Officer and an Anti-Money Laundering Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives fees from the Fund.

The officers and one trustee of the Trust are members of management and/or employees of the Administrator or of NLCS, and are not paid by the Trust for services to the Fund. Ultimus Fund Distributors, LLC (the “Distributor”) acts as the distributor of the Fund’s shares. The Distributor is a wholly-owned subsidiary of Ultimus. There were no payments made to the Distributor by the Fund for the fiscal year ended May 31, 2023.

NOTE 5. PURCHASES AND SALES OF SECURITIES

For the fiscal year ended May 31, 2023, purchases and sales of investment securities, including written options, short sales and covers, other than short-term investments, were $128,157,092 and $128,654,774, respectively.

There were no purchases or sales of long-term U.S. government obligations during the fiscal year ended May 31, 2023.

LS Opportunity Fund
Notes to the Financial Statements (continued)
May 31, 2023

NOTE 6. FEDERAL TAX INFORMATION

At May 31, 2023, the net unrealized appreciation (depreciation) and tax cost of investments and securities sold short, including written options, for tax purposes was as follows:

Gross unrealized appreciation	$18,579,720
Gross unrealized depreciation	(5,431,467)
Net unrealized appreciation on investments	$13,148,253
Tax cost of investments and securities sold short	$84,434,140

The difference between book basis and tax basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales, grantor trust adjustments and return of capital distributions from underlying investments.

The tax character of distributions paid for the fiscal years ended May 31, 2023 and May 31, 2022 were as follows:

	2023	2022
Distributions paid from:(a)
Ordinary income	$—	$—
Long-term capital gains	6,590,602	5,931,433
Total distributions paid	$6,590,602	$5,931,433

(a)	Short-term capital gain distributions are treated as ordinary income for tax purposes.

At May 31, 2023, the components of accumulated earnings (deficit) on a tax basis were as follows:

Accumulated capital and other losses	$(78,868)
Unrealized appreciation on investments	13,149,111
Total accumulated earnings	$13,070,243

As of May 31, 2023, the Fund had short-term capital loss carryforwards of $76,738. These capital loss carryforwards, which do not expire, may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

NOTE 7. COMMITMENTS AND CONTINGENCIES

The Trust indemnifies its officers and Trustees for certain liabilities that may arise from their performance of their duties to the Trust or the Fund. Additionally, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Trust’s maximum exposure

LS Opportunity Fund
Notes to the Financial Statements (continued)
May 31, 2023

under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

NOTE 8. SUBSEQUENT EVENTS

Management of the Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date at which these financial statements were issued. Based upon this evaluation, management has determined there were no items requiring adjustment of the financial statements or additional disclosure.

Report of Independent Registered Public Accounting Firm

To the Shareholders of LS Opportunity Fund and

Board of Trustees of Valued Advisers Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedules of investments, securities sold short, and written options, of LS Opportunity Fund (the “Fund”), a series of Valued Advisers Trust, as of May 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the related notes, and the financial highlights for each of the five years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2023, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2023, by correspondence with the custodian and broker. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2011.

COHEN & COMPANY, LTD.

Cleveland, Ohio

July 26, 2023

Summary of Fund Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from December 1, 2022 through May 31, 2023.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if transaction costs were included, your costs would have been higher.

	Beginning	Ending
	Account	Account	Expenses
	Value	Value	Paid	Annualized
	December	May 31,	During	Expense
	1, 2022	2023	Period(a)	Ratio
Actual	$1,000.00	$979.50	$14.78	3.00%
Hypothetical(b)	$1,000.00	$1,009.99	$15.01	3.00%

(a)	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

(b)	Hypothetical assumes 5% annual return before expenses.

Additional Federal Income Tax Information (Unaudited)

The Form 1099-DIV you receive in January 2024 will show the tax status of all distributions paid to your account in calendar year 2023. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income. The Fund designates approximately 0% or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for a reduced tax rate.

Qualified Business Income. The Fund designates approximately 0% of its ordinary income dividends, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified business income.

Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s calendar year 2023 ordinary income dividends, 0% qualifies for the corporate dividends received deduction.

For the year ended May 31, 2023, the Fund designated $6,590,602 as long-term capital gain distributions.

Adviser Agreement Renewal (Unaudited)

At a meeting held on March 8, 2023, the Board of Trustees (the “Board”) considered the renewal of the Investment Advisory Agreement (the “LSA Agreement”) between Valued Advisers Trust (the “Trust”) and Long Short Advisors, LLC (“LSA”) with respect to the LS Opportunity Fund (the “LS Fund”). LSA provided written information to the Board to assist the Board in its considerations.

Counsel reminded the Trustees of their fiduciary duties and responsibilities with respect to their consideration of the continuance of investment advisory agreements, including the factors to be considered, and the application of those factors to LSA and the LSA Agreement. In assessing the factors and reaching its decision, the Board took into consideration information furnished by LSA and the Trust’s other service providers for the Board’s review and consideration throughout the year at regular Board meetings, as well as information specifically prepared or presented in connection with the renewal process, including information presented at this Meeting. The Board requested and was provided with, and reflected on, information and reports relevant to the annual renewal of the LSA Agreement, including: (i) reports regarding the services and support provided to the LS Fund by LSA; (ii) quarterly assessments of the investment performance of the LS Fund; (iii) commentary on the reasons for the performance; (iv) presentations by LSA addressing its investment philosophy, investment strategy, personnel, and operations; (v) compliance and audit reports concerning the LS Fund and LSA; (vi) disclosure information contained in the Trust’s registration statement and LSA’s Form ADV; (vii) information relating to the manner in which LSA oversees Prospector; and (viii) a memorandum from Counsel, that summarized the fiduciary duties and responsibilities of the Board in reviewing and approving the LSA Agreement. The Board also requested and received various informational materials including, without limitation: (a) documents containing information about LSA, including its financial information; a description of its personnel and the services it provides to the LS Fund; information on LSA’s investment advice and performance; summaries of the LS Fund’s expenses, compliance program, current legal matters, and other general information; (b) comparative expense and performance information for other mutual funds with strategies similar to the LS Fund; and (c) the benefits to be realized by LSA from its relationship with the LS Fund. The Board did not identify any particular information that was most relevant to its consideration of the LSA Agreement, and each Trustee may have afforded different weight to the various factors.

1. The nature, extent, and quality of the services to be provided by LSA. In this regard, the Board considered LSA’s responsibilities under the LSA Agreement. The Trustees considered the services being provided by LSA to the LS Fund including its process for overseeing the sub-adviser’s portfolio management of the LS Fund, assuring compliance with the LS Fund’s investment objectives and limitations, its coordination of services for the LS Fund among the LS Fund’s service providers, and its efforts to promote the LS Fund and grow its assets. The Trustees reviewed the steps LSA takes to oversee and supervise the sub-adviser, as described in the materials provided by LSA. The Trustees considered LSA’s continuity of, and commitment to retain, qualified personnel and LSA’s commitment to maintain and enhance its resources and systems. The Trustees considered LSA’s personnel, including the education and experience of LSA’s personnel. After considering the foregoing information and further information in the Meeting materials provided by LSA (including LSA’s Form ADV), the Board concluded that, in light of all the facts and circumstances, the nature, extent and quality of the services provided by LSA were satisfactory and adequate for the LS Fund.

2. Investment performance of the LS Fund and LSA. In considering the investment performance of the LS Fund, the Trustees noted that LSA did not manage any accounts directly

Adviser Agreement Renewal (Unaudited) (continued)

and that it had delegated the portfolio management responsibilities of the LS Fund to a sub-adviser. Accordingly, the Trustees concluded that their consideration of this factor for LSA was less relevant in their determination of LSA’s performance of its duties than other factors. The Trustees considered the consistency of LSA’s management oversight of the LS Fund’s sub-adviser with the LS Fund’s investment objective, strategies, and limitations. The Trustees also compared the performance of the LS Fund with the performance of its Morningstar category. The Trustees noted that the LS Fund’s performance was above the average and median of the category for the one-year, five-year, and ten-year periods ended December 31, 2022, and below the average but above the median for the three-year period. As compared to its custom peer group, the Trustees observed that the performance of the LS Fund was above the median for the one-year, three-year, and five-year periods ended December 31, 2022, and below the median for the since inception period. After reviewing and discussing the investment performance of the LS Fund further, LSA’s experience in overseeing the sub-adviser to the LS Fund, the LS Fund’s historical performance, and other relevant factors, the Board concluded, in light of all the facts and circumstances, that the investment performance, and LSA’s oversight of the sub-adviser to the LS Fund was satisfactory.

3. The costs of the services to be provided and profits to be realized by LSA from its relationship with the LS Fund. In considering the costs of services to be provided and the profits to be realized by LSA from its relationship with the LS Fund, the Trustees considered: (1) LSA’s financial condition; (2) asset levels of the LS Fund; (3) the overall expenses of the LS Fund; and (4) the nature and frequency of advisory fee payments. The Trustees reviewed information provided by LSA regarding its profits associated with managing the LS Fund. The Trustees also considered potential benefits for LSA in managing the LS Fund. The Trustees then compared the fees and expenses of the LS Fund (including the management fee) to other comparable mutual funds. The Trustees noted that the LS Fund’s management fee and net expense ratio were higher than the average and median of its Morningstar category, and higher than the average and median of its peer group. In this regard, the Trustees reflected upon their previous discussions with representatives of LSA, and commented on LSA’s assertion that the firm provided a premium product in comparison to other products to which they were compared in the marketplace. The Board concluded that the fees to be paid to LSA by the LS Fund and the profits to be realized by LSA, in light of all the facts and circumstances, were fair and reasonable in relation to the nature and quality of the services provided by LSA.

4. The extent to which economies of scale would be realized as the LS Fund grows and whether advisory fee levels reflect these economies of scale for the benefit of the LS Fund’s investors. In this regard, the Board considered the LS Fund’s fee arrangements with LSA. The Board considered that while the management fee remained the same at all asset levels, the LS Fund’s shareholders had experienced benefits from the expense limitation arrangement. The Trustees noted that once the LS Fund’s expenses fell below the cap set by the arrangement, the shareholders would continue to benefit from the economies of scale under the LS Fund’s agreements with service providers other than LSA. In light of its ongoing consideration of the LS Fund’s asset levels, expectations for growth in the LS Fund, and fee levels, the Board determined that the LS Fund’s fee arrangements, in light of all the facts and circumstances, were fair and reasonable in relation to the nature and quality of the services provided by LSA.

5. Possible conflicts of interest and benefits to LSA. In considering LSA’s practices regarding conflicts of interest, the Trustees evaluated the potential for conflicts of interest and

Adviser Agreement Renewal (Unaudited) (continued)

considered such matters as the experience and ability of the advisory personnel assigned to the LS Fund; and the substance and administration of LSA’s code of ethics. The Trustees also considered disclosure in the registration statement of the Trust relating to LSA’s potential conflicts of interest. The Trustees noted that LSA identified no other potential benefits (in addition to the management fee) to LSA. Based on the foregoing, the Board determined that LSA’s standards and practices relating to the identification and mitigation of potential conflicts of interest and the benefits to be realized by LSA in managing the LS Fund were satisfactory.

After additional consideration of the relevant factors and further discussion among the Board members, the Board determined to approve the continuation of the LSA Agreement between the Trust and LSA.

Sub-Adviser Agreement Renewal (Unaudited)

At a meeting held on March 8, 2023 the Board of Trustees (the “Board”) considered the renewal of the Investment Sub-Advisory Agreement (the “Prospector Agreement”) between Long Short Advisors, LLC (“LSA”) and Prospector Partners, LLC (“Prospector”) with respect to the LS Opportunity Fund (the “LS Fund”). Prospector provided written information to the Board to assist the Board in its considerations.

Counsel reminded the Trustees of their fiduciary duties and responsibilities with respect to their consideration of the continuance of investment sub-advisory agreements, including the factors to be considered, and the application of those factors to Prospector and the Prospector Agreement. In assessing the factors and reaching its decision, the Board took into consideration information furnished by Prospector and the Trust’s other service providers for the Board’s review and consideration throughout the year at regular Board meetings, as well as information specifically prepared or presented in connection with the renewal process, including information presented at this Meeting. The Board requested and was provided with, and reflected on, information and reports relevant to the annual renewal of the Prospector Agreement, including: (i) reports regarding the services and support provided to the LS Fund by Prospector; (ii) quarterly assessments of the investment performance of the LS Fund; (iii) commentary on the reasons for the performance; (iv) compliance and audit reports concerning the LS Fund and Prospector; (v) disclosure information contained in the Trust’s registration statement and Prospector’s Form ADV; and (vi) a memorandum from Counsel, that summarized the fiduciary duties and responsibilities of the Board in reviewing and approving the Prospector Agreement. The Board also requested and received various informational materials including, without limitation: (a) documents containing information about Prospector, including its financial information; a description of its personnel and the services it provides to the LS Fund; information on Prospector’s investment advice and performance; summaries of the LS Fund’s expenses, compliance program, current legal matters, and other general information; (b) comparative expense and performance information for other mutual funds with strategies similar to the LS Fund; and (c) the benefits to be realized by Prospector from its relationship with the LS Fund. The Board did not identify any particular information that was most relevant to its consideration to approve the Prospector Agreement and each Trustee may have afforded different weight to the various factors.

1.           The nature, extent, and quality of the services to be provided by Prospector. In this regard, the Board considered Prospector’s responsibilities under the Prospector Agreement. The Board considered the services being provided by Prospector to the LS Fund, including without limitation: the quality of its investment sub-advisory services (including research and recommendations with respect to portfolio securities), and its process for formulating investment recommendations and assuring compliance with the LS Fund’s investment objectives and limitations. The Board considered Prospector’s continuity of, and commitment to retain, qualified personnel and Prospector’s commitment to maintain its resources and systems. The Board considered Prospector’s personnel, including the education and experience of the personnel and Prospector’s compliance program, policies and procedures. The Board considered the arrangements between LSA and Prospector pursuant to which Prospector has an on-going arrangement with respect to the Fund in which it would agree to waive, to a degree, a portion of its sub-advisory fees and commit to an exclusivity arrangement between itself and LSA with respect to managing other mutual funds with similar objectives. After considering the foregoing information and further information in the Meeting materials provided by Prospector (including its Form ADV), the Board concluded that, in

Sub-Adviser Agreement Renewal (Unaudited) (continued)

light of all the facts and circumstances, the nature, extent, and quality of the services provided by Prospector were satisfactory and adequate for the LS Fund.

2.           Investment Performance of the LS Fund and Prospector. In considering the investment performance of the LS Fund and Prospector, the Trustees considered the consistency of Prospector’s management of the LS Fund with the LS Fund’s investment objective, strategies, and limitations. The Trustees also compared the performance of the LS Fund with the performance of its Morningstar category. The Trustees focused on the performance since Prospector assumed its role as sub-adviser on May 28, 2015. They noted that the LS Fund’s performance was above the average and median of the category for the one-year and five-year periods ended December 31, 2022, and below the average but above the median for the three-year period. As compared to its custom peer group, the Trustees observed that the performance of the LS Fund was above the median for the one-year, three-year, and five-year periods ended December 31, 2022. The Trustees also observed that the LS Fund had outperformed as compared to its style-specific benchmark for the one-year, three-year and five-year periods ended December 31, 2022. With respect to its broad-based benchmark, the Trustees noted that the LS Fund had outperformed for the one-year period and underperformed for all other periods considered. After reviewing and discussing the investment performance of the LS Fund further, Prospector’s experience sub-advising the LS Fund, the LS Fund’s performance since Prospector began managing the portfolio, and other relevant factors, the Board concluded, in light of all the facts and circumstances, that the investment performance of the LS Fund and Prospector was satisfactory.

3.           The costs of the services to be provided and profits to be realized by Prospector from the relationship with the LS Fund. In this regard, the Board considered: (1) Prospector’s financial condition; (2) asset levels of the LS Fund; (3) the overall expenses of the LS Fund; and (4) the nature and frequency of sub-advisory fee payments. The Trustees reviewed information provided by Prospector regarding its profits associated with managing the LS Fund. The Board also considered potential benefits for Prospector in managing the Fund. The Board compared the fees and expenses of the Fund (including the sub-advisory fee) to other private fund accounts managed by Prospector and determined that the fee arrangements were relatively comparable in light of the differing structures. Following this comparison and upon further consideration and discussion of the foregoing, the Board concluded that the fees to be paid to Prospector by LSA and the profits to be realized by Prospector, in light of all the facts and circumstances, were fair and reasonable in relation to the nature and quality of the services provided by Prospector.

4.           The extent to which economies of scale would be realized as the Fund grows and whether advisory fee levels reflect these economies of scale for the benefit of the LS Fund’s investors. In this regard, the Board considered the Fund’s fee arrangements with Prospector. The Board considered that while the sub-advisory fee changed with changes in the Fund’s assets, the Fund’s shareholders did not realize any changes in their overall expenses as Prospector’s fee was paid entirely from the advisory fee paid to LSA, which was fixed. The Board considered the sub-advisory fees in light of the overall arrangement with the Fund’s investment adviser. In light of the foregoing, the Board determined that the LS Fund’s fee arrangements for Prospector, in light of all the facts and circumstances, were fair and reasonable in relation to the nature and quality of the services provided by Prospector.

5.           Possible conflicts of interest and benefits to Prospector. In evaluating Prospector’s practices regarding conflicts of interest, the Trustees evaluated the potential for conflicts of interest

Sub-Adviser Agreement Renewal (Unaudited) (continued)

and considered such matters as the experience and ability of the advisory personnel assigned to the LS Fund; the basis of decisions to buy or sell securities for the LS Fund and/or Prospector’s other accounts; the substance and administration of Prospector’s code of ethics and other relevant policies described in Prospector’s Form ADV, and affiliations and associations of Prospector and its principals. The Board concluded that the foregoing matters were appropriately disclosed and managed by Prospector. With respect to benefits to Prospector (in addition to the fees under the Prospector Agreement), the Board noted that Prospector would benefit from its relationship with the LS Fund as the LS Fund would provide a more diversified investor base and an alternative vehicle in which to place clients with initial investments below the minimum for its private funds. Following further consideration and discussion, the Board determined that Prospector’s standards and practices relating to the identification and mitigation of potential conflicts of interest were satisfactory and the benefits to be realized by Prospector from managing the LS Fund were satisfactory.

After additional consideration of the relevant factors and further discussion among the Board members, the Board determined to approve the continuation of the Prospector Agreement between LSA and Prospector.

Trustees and Officers (Unaudited)

The Board of Trustees supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires or is removed.

The following table provides information regarding each of the Independent Trustees.

Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships	Other Directorships
Andrea N. Mullins, 56 Independent Trustee Since December 2013 Chairperson since March 2017	Current: Private investor; Independent Contractor, SWM Advisors (since April 2014).	Trustee, Angel Oak Funds Trust (since February 2019) (7 portfolios); Trustee, Angel Oak Strategic Credit Fund (since February 2019); Trustee, Angel Oak Financial Strategies Income Term Trust (since May 2019); Trustee, Angel Oak Credit Opportunities Term Trust (since January 2021); Trustee and Audit Committee Chair, Cushing Mutual Funds Trust (since November 2021) (2 portfolios); Trustee and Audit Committee Chair, NXG NextGenInfrastructure Income Fund (since November 2021); Trustee and Audit Committee Chair, NXG Cushing Midstream Energy Fund (since November 2021).

Trustees and Officers (Unaudited) (continued)

Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships	Other Directorships
Ira P. Cohen, 64 Independent Trustee Since June 2010	Current: Independent financial services consultant (since February 2005); Executive Vice President of Asset Management Services, Recognos Financial (since August 2015).	Trustee and Audit Committee Chairman, Apollo Diversified Real Estate Fund (since March 2022); Trustee, Chairman and Nominating and Governance Committee Chairman, Angel Oak Funds Trust (since October 2014) (7 portfolios); Trustee, Chairman, and Nominating and Governance Committee Chairman, Angel Oak Strategic Credit Fund (since December 2017); Trustee, Chairman, and Nominating and Governance Committee Chairman, Angel Oak Financial Strategies Income Term Trust (since May 2019); Trustee, Chairman, and Nominating and Governance Committee Chairman, Angel Oak Credit Opportunities Term Trust (since January 2021); Trustee and Nominating and Governance Committee Chairman, U.S. Fixed Income Trust (since March 2019).

*	The address for each Trustee is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

**	As of the date of this report, the Trust consists of 14 series.

The following table provides information regarding the Trustee who is considered an “interested person” of the Trust, as that term is defined under the 1940 Act.

Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships	Other Directorships
Mark J. Seger***, 61 Trustee Since March 2017	Current: Vice Chairman and Co-Founder, Ultimus Fund Solutions, LLC and its subsidiaries (since 1999).	None.

*	The address for each Trustee is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

**	As of the date of this report, the Trust consists of 14 series.

***	Mr. Seger is considered an “interested person” of the Trust because of his relationship with the Trust’s administrator, transfer agent, and distributor.

Trustees and Officers (Unaudited) (continued)

The following table provides information regarding the Officers of the Trust:

Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years	Other Directorships
Matthew J. Miller, 47 Principal Executive Officer and President Since March 2022 Vice President From December 2011 to March 2022	Current: Vice President, Relationship Management, Ultimus Fund Solutions, LLC (since December 2015).	None.
N. Lynn Bowley, 64 Chief Compliance Officer Since April 2022	Current: Senior Vice President, Senior Compliance Officer, Northern Lights Compliance Services, LLC (since January 2007).	None.
Carol J. Highsmith, 58 Vice President Since August 2008 Secretary Since March 2014	Current: Vice President, Ultimus Fund Solutions, LLC (since December 2015).	None.
Zachary P. Richmond, 43 Principal Financial Officer and Treasurer Since September 2021

Current: Vice President, Financial Administration, Ultimus Fund Solutions, LLC (since February 2019).

Previous: Assistant Vice President, Associate Director of Financial Administration, Ultimus Fund Solutions, LLC (December 2015 to February 2019).

None.

Trustees and Officers (Unaudited) (continued)

Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships	Other Directorships
Jared D. Lahman, 37 AML Officer Since March 2023	Current: Senior Compliance Analyst, Northern Lights Compliance Services, LLC (since January 2019). Previous: Manager of Fund Accounting, Gemini Fund Services (September 2016 to December 2018)	None.

*	The address for each Officer is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

**	As of the date of this report, the Trust consists of 14 series.

Other Information (Unaudited)

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the trustees and is available without charge, upon request. You may call toll-free at (877) 336-6763 to request a copy of the SAI or to make shareholder inquiries.

Privacy Policy

FACTS	WHAT DOES LS OPPORTUNITY FUND (THE “FUND”) DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■ Social Security number

■ account balances and account transactions

■ transaction or loss history and purchase history

■ checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does the Fund share?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes
For our marketing purposes — to offer our products and services to you	No
For joint marketing with other financial companies	No
For our affiliates’ everyday business purposes — information about your transactions and experiences	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No
For nonaffiliates to market to you	No

Questions?	Call (877) 336-6763

Who we are
Who is providing this notice?	LS Opportunity Fund Ultimus Fund Distributors, LLC (Distributor) Ultimus Fund Solutions, LLC (Administrator)
What we do
How does the Fund protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.
How does the Fund collect my personal information?

We collect your personal information, for example, when you

■   open an account or deposit money

■   buy securities from us or sell securities to us

■   make deposits or withdrawals from your account

■   give us your account information

■   make a wire transfer

■   tell us who receives the money

■   tell us where to send the money

■   show your government-issued ID

■   show your driver’s license

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■   sharing for affiliates’ everyday business purposes— information about your creditworthiness

■   affiliates from using your information to market to you

■   sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ■ Long Short Advisors, LLC, the investment adviser to the Fund, could be deemed to be an affiliate.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ The Fund does not share your personal information with nonaffiliates so they can market to you
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ The Fund does not jointly market.

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent twelve month period ended June 30, are available (1) without charge upon request by calling the Fund at (877) 336-6763 and (2) in Fund documents filed with the SEC on the SEC’s website at www.sec.gov.

TRUSTEES

Andrea N. Mullins, Chairperson

Ira P. Cohen

Mark J. Seger

OFFICERS

Matthew J. Miller, Principal Executive Officer and

   President

Zachary P. Richmond, Principal Financial Officer and

   Treasurer

N. Lynn Bowley, Chief Compliance Officer

Carol J. Highsmith, Vice President and Secretary

INVESTMENT ADVISER

Long Short Advisors, LLC

3330 Fairchild Gardens Avenue, Suite 30428

Palm Beach Gardens, FL 33420

DISTRIBUTOR

Ultimus Fund Distributors, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd.

1350 Euclid Avenue, Suite 800

Cleveland, OH 44115

LEGAL COUNSEL

Troutman Pepper Hamilton Sanders LLP

3000 Two Logan Square

18th and Arch Streets

Philadelphia, PA 19103

CUSTODIAN

U.S. Bank, N.A.

425 Walnut Street

Cincinnati, OH 45202

ADMINISTRATOR, TRANSFER

AGENT AND FUND ACCOUNTANT

Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Ultimus Fund Distributors, LLC, Member FINRA/SIPC

LS-AR-23

(b) Not Applicable

Item 2. Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. Pursuant to Item 13(a)(1), a copy of registrant’s code of ethics is filed as an exhibit to this Form N-CSR. During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

(a)(1) The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2) The audit committee financial expert is Andrea N. Mullins, who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

LS Opportunity Fund:              FY 2023            $15,500

                                                          FY 2022            $15,500

BFS Equity Fund:                     FY 2023            $14,500

                                               FY 2022            $14,500

(b)	Audit-Related Fees

LS Opportunity Fund:           FY 2023            $0

                                                        FY 2022             $0

BFS Equity Fund:                   FY 2023              $0

                                                         FY 2022              $0

(c)	Tax Fees

LS Opportunity Fund:              FY 2023             $3,000

                                                          FY 2022             $3,000

BFS Equity Fund:                    FY 2023             $3,000

                                                         FY 2022              $3,000

Nature of the fees: Preparation of the 1120 RIC and Excise review

(d)	All Other Fees

LS Opportunity Fund:               FY 2023           $0

                                                             FY 2022          $0

BFS Equity Fund:                        FY 2023           $0

                                                             FY 2022          $0

(e)	(1) Audit Committee’s Pre-Approval Policies

The Audit Committee Charter requires the Audit Committee to be responsible for the selection, retention or termination of auditors and, in connection therewith, to (i) evaluate the proposed fees and other compensation, if any, to be paid to the auditors, (ii) evaluate the independence of the auditors, (iii) pre-approve all audit services and, when appropriate, any non-audit services provided by the independent auditors to the Trust, (iv) pre-approve, when appropriate, any non-audit services provided by the independent auditors to the Trust's investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser and that provides ongoing services to the Trust if the engagement relates directly to the operations and financial reporting of the Trust, and (v) receive the auditors’ specific representations as to their independence;

(2)	All of the services described in paragraphs (b) through (d) of Item 4 were pre-approved by the Audit Committee.

(f)        During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)        The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

                                            Registrant               Adviser

     FY 2023                          $ 6,000                     $ 0

     FY 2022                          $ 6,000                     $ 0

(h)        Not applicable. The auditor performed no services for the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

(i)        Not applicable.

(j)       Not applicable.

Item 5. Audit Committee of Listed Companies. Not Applicable – applies to listed companies only

Item 6. Schedule of Investments. Schedules filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not Applicable – applies to closed-end funds only

Item 8. Portfolio Managers of Closed-End Investment Companies. Not Applicable – applies to closed-end funds only

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not Applicable – applies to closed-end funds only

Item 10. Submission of Matters to a Vote of Security Holders.

The guidelines applicable to shareholders desiring to submit recommendations for nominees to the Registrant's board of trustees are contained in the statement of additional information of the Trust with respect to the Fund(s) for which this Form N-CSR is being filed.

Item 11. Controls and Procedures.

(a) Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “Act”)) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies. Not Applicable – applies to closed-end funds only

Item 13. Exhibits.

(a) (1) Code is filed herewith.

(2)	Certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes- Oxley Act of 2002 and required by Rule 30a-2 under the Investment Company Act of 1940 are filed herewith.

(3)       Not Applicable

(b)	Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Valued Advisers Trust

By /s/ Matthew J. Miller

Matthew J. Miller, President and Principal Executive Officer

Date 8/1/2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ Matthew J. Miller

Matthew J. Miller, President and Principal Executive Officer

Date 8/1/2023

By /s/ Zachary P. Richmond

Zachary P. Richmond, Treasurer and Principal Financial Officer

Date 8/1/2023